MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

     320 PARK AVENUE, NEW YORK, NEW YORK 10022                  1-800-914-8716
     --------------------------------------------------------------------------
     Mutual of America Institutional Funds, Inc. is a mutual fund. It has these four Funds:

         o EQUITY INDEX FUND
         o ALL AMERICA FUND
         o BOND FUND
         o MONEY MARKET FUND


     Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.


     There is no sales charge due upon the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








     ----------------------------------------------------------------------
     PROSPECTUS DATED MAY 1, 1999

 TABLE OF CONTENTS




                                                                      PAGE
                                                                  -----------
  SUMMARY OF HOW OUR FUNDS INVEST ...................................  1
   Equity Index Fund ................................................  1
   All America Fund .................................................  1
   Bond Fund ........................................................  2
   Money Market Fund ................................................  2
   Annual Total Returns .............................................  3
   Average Annual Total Returns .....................................  4
   Annual Fees and Expenses .........................................  4
   Comparison With Prior Performance of Similar Funds ...............  5
  MANAGEMENT OF THE FUNDS ...........................................  7
   The Adviser ......................................................  7
   Subadvisers for a Portion of the All America Fund ................  7
   Portfolio Managers ...............................................  8
   Year 2000 Considerations .........................................  8
  DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS ..............  9
   Investment Objectives and Strategies:
    Equity Index Fund ...............................................  9
    All America Fund ................................................  9
    Bond Fund ....................................................... 11
    Money Market Fund ............................................... 12
   Risks of Investing in a Stock Fund ............................... 12
   Risks of Investing in a Bond Fund ................................ 13
   Specific Investments or Strategies, and Related Risks ............ 14
  INFORMATION ON FUND SHARES ........................................ 16
   Pricing of Funds' Shares ......................................... 16
   Purchases of Fund Shares ......................................... 16
   How to Purchase Shares of the Funds .............................. 17
   Redemptions of Fund Shares ....................................... 17
   Exchanges of Fund Shares ......................................... 18
   How to Place a Redemption or Exchange Order ...................... 18
   Shareholder Reports and Confirmation Statements .................. 19
   Dividends, Capital Gains Distributions and Taxation of Funds ..... 19
   Shareholder Taxation ............................................. 20

  FINANCIAL HIGHLIGHTS .............................................. 21

  YOU MAY OBTAIN MORE INFORMATION ................................... Back cover

      -- AN APPLICATION IS INCLUDED WITH THIS PROSPECTUS --

 SUMMARY OF HOW OUR FUNDS INVEST


  Each Fund of Mutual of America Institutional Funds, Inc. (the INVESTMENT COMPANY) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

     A Fund may not achieve its objective. An investment in any of the Funds could decline in value.




  EQUITY INDEX FUND
  ----------------------------------------------------------------------------

  The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) INDEX). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index.

     o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

     o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

  An investment in the Equity Index Fund is subject to market risk, which refers to changes in the value of security holdings (volatility of price) when conditions in the securities markets change or the economic environment changes. The securities in the Fund's portfolio also have credit (or financial) risk, which refers to the issuer's earning stability and overall financial soundness.


     ALL AMERICA FUND
    ----------------------------------------------------------------------------

  The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

    o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index by investing in the 500 common stocks included in the S&P 500 Index.

    o Approximately 40% of the Fund's assets are invested by the Adviser and three Subadvisers, each having approximately 10% of the Fund's assets, for capital appreciation and, to a lesser extent, current income. The Adviser invests primarily in small capitalization value stocks; one Subadviser invests primarily in small capitalization growth stocks; another Subadviser invests primarily in mid- and large capitalization growth stocks; and the third Subadviser invests primarily in large capitalization value stocks.

  An investment in the All America Fund is subject to market risk (changes in value when conditions in the securities market or economic environment change) and financial risk (relating to issuers' earning stability and financial soundness). Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

  BOND FUND
  ----------------------------------------------------------------------------

  The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

  The Fund invests primarily in publicly-traded, investment grade debt securities.

    o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

    o The Fund may invest a significant portion of its assets in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, U.S. Treasury securities, zero coupon securities or securities rated BBB.

    o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.

  An investment in the Bond Fund is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities may be subject to a greater market risk than higher rated debt securities. Zero coupon securities may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

  An investment in the Bond Fund also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB have more credit risk than higher-rated investment grade securities.



  MONEY MARKET FUND
  ----------------------------------------------------------------------------

  The Fund seeks current income and preservation of principal by investing in money market instruments that meet certain requirements for liquidity, investment quality and stability of capital.

    o The average maturity of the instruments the Fund holds will be short-term -- 90 days or less.

    o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

    o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

  The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

    o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

    o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

  A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.

  ANNUAL TOTAL RETURNS
    ----------------------------------------------------------------------------

  The bar charts below show the annual return of each Fund for the life of the Fund, except that the Equity Index Fund is not included because it began operations on May 1, 1999. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future.

  Next to each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the BEST QUARTER, and the Fund's lowest total return for any calendar quarter during the period covered, called the WORST QUARTER. These returns are an indication of the volatility of a Fund's total returns.


     ALL AMERICA FUND:

     [GRAPH APPEARS HERE]

     1997: 26%          The All America Fund began operations on May 1, 1996.
     1998: 21%          Best quater: 22.0% during fourth quarter 1998
                        Worst quarter: (13.1)% during third quarter 1998



     BOND FUND:
     [GRAPH APPEARS HERE]

     1997: 8.9%         The Bond Fund began operations on May 1, 1996.
     1998: 8.3%         Best quarter: 4.8% during third quarter 1998
                        Worst quarter: (0.7)% during first quarter 1997

     MONEY MARKET FUND:
     [GRAPH APPEARS HERE]

     1998: 5.3%         The Money Market Fund began operations on May 1, 1997.
                        Best quarter: 1.3% during first, second and third quarters 1998
                        Worst quarter: 1.2% during fourth quarter 1998

  AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 1998)
  ----------------------------------------------------------------------------

  The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations, except that the Equity Index Fund is not included because it began operations on May 1, 1999. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.


                                                                              PAST      FOR LIFE
                        FUND/COMPARATIVE INDEX(ES)                          ONE YEAR     OF FUND
================================================================================================
       All America Fund ..................................................     21.0%      21.6%*
        S&P 500 Index (1) ................................................     28.6%      29.1%
================================================================================================
       Bond Fund .........................................................      8.3%       8.3%*
        Lehman Brothers Gov't./Corp. Bond Index (2) ......................      9.5%       9.5%
================================================================================================
       Money Market Fund .................................................      5.3%       5.3%**

        90-day Treasury Bill Rate ........................................      5.1%       5.2%

        7-day current yield for period ended 12/29/98 was 4.88%
        7-day effective yield (reflecting the compounding of interest)
          for period ended 12/29/98 was 5.0%
================================================================================================

      * The All America and Bond Funds began operations on May 1, 1996. ** The Money Market Fund began operations on May 1, 1997.

  (1) The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

  (2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.


  ANNUAL FEES AND EXPENSES
  ----------------------------------------------------------------------------

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.


                                               EQUITY INDEX   ALL AMERICA     BOND    MONEY MARKET
                                                   FUND           FUND        FUND        FUND
                                              -------------- ------------- --------- -------------
  SHAREHOLDER FEES ..........................      none           none         none        none
  ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees ...........................       .13%           .50%        .45%        .20%
  Other Expenses ............................       .60            .34         .52        3.01
                                                   ----          -----       -----       -----
  TOTAL ANNUAL FUND OPERATING EXPENSES* .....       .73%           .84%        .97%       3.21%
  EXPENSE REIMBURSEMENT** ...................      (.40)          (.02)       (.27)      (2.81)
                                                   ----          -----       -----       -----
  NET EXPENSES ..............................       .33%           .82%        .70%        .40%
                                                   ====          =====       =====       =====

  * The 1999 Other Expenses and Total Operating Expenses of the Equity Index Fund, which began operations on May 1, 1999, have been estimated by the Adviser.
  ** The Adviser has contractually agreed for 1999 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of the Equity Index Fund, .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.

  EXAMPLE:

  This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

     o  you make an investment of $10,000,
     o  you have a 5% annual return on your investment,
     o  all dividends and distributions are reinvested,
     o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and
     o  you redeem all of your shares at the end of the periods shown.

  Although your costs may be higher or lower, your cost based on these assumptions would be:



                                    1 YEAR   3 YEARS(1)   5 YEARS(1)   10 YEARS(1)
                                   -------- ------------ ------------ ------------
       Equity Index Fund .........    $33      $  105        --(2)         --(2)
       All America Fund ..........    $87      $  275       $ 481        $1,096
       Bond Fund .................    $72      $  313       $ 549        $1,250
       Money Market Fund .........    $41      $1,037       $1,818       $4,137

      (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.

      (2) Because the Equity Index Fund is a new fund, the Example covers only a 1 Year and 3 Year period.


  COMPARISON WITH PRIOR PERFORMANCE OF SIMILAR FUNDS
  ----------------------------------------------------------------------------

  The investment policies, objectives and strategies of the Investment Company's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund are substantially identical to those of Mutual of America Investment Corporation's Equity Index Fund, All America Fund, Bond Fund and Money Market Fund (called the VP or VARIABLE PRODUCTS Funds). In addition, the Adviser and Subadvisers for these Variable Products Funds are the same as for the corresponding Investment Company Fund, and the portfolio managers are the same.

  Shares of the Variable Products Funds are sold only to separate accounts of Mutual of America Life Insurance Company and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.

  Below are average annual total returns for the VP Funds, based on information about the VP Funds that the Adviser has provided, compared to returns for the Investment Company's Funds for the periods indicated, other than for the Equity Index Fund which began operations on May 1, 1999. Past performance of the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the Equity Index, All America, Bond and Money Market Funds offered under this Prospectus.


          AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AND THE VP FUNDS
                      FOR PERIODS ENDED DECEMBER 31, 1998



                                                                        SINCE INCEPTION OF
      INSTITUTIONAL FUND       ONE YEAR   FIVE YEARS     TEN YEARS    INSTITUTIONAL FUND (1)
----------------------------- ---------- ------------ -------------- -----------------------
All America .................     21.0%      N/A          N/A                  21.6%
Bond ........................      8.3%      N/A          N/A                   8.3%
Money Market (4) ............      5.3%      N/A          N/A                   5.3%
===========================================================================================
        VP FUND
        -------

VP Equity Index .............     28.6%       23.8%         N/A                 N/A
VP All America ..............     21.3%      N/A(2)         N/A(2)             22.3%
VP Bond (3) .................      7.2%        7.2%         9.1%(3)             8.8%
VP Money Market (4) .........      5.4%        5.2%         5.4%                5.5%

  (1) For comparison purposes, the average annual total return for the VP All America Fund and VP Bond Fund are given from May 1, 1996, and average annual total return for the VP Money Market Fund is given from May 1, 1997.

  (2) The VP All America Fund began operations in its current form on May 2, 1994. Since then, its investment policies, objectives and strategies have been substantially identical to those of the All America Fund. VP All America Fund's average annual total return for the period May 2, 1994 through December 31, 1998 was 22.9%.

  (3) The current portfolio manager of the VP Bond Fund, who has been the portfolio manager of the Bond Fund since its inception, became the VP Bond Fund's portfolio manager in February 1991.

  (4) For the 7-day period ended December 29, 1998, the Investment Company's Money Market Fund had a current yield of 4.88% and an effective yield of 5.0%, and the Variable Products Money Market Fund had a current yield of 5.06% and an effective yield of 5.19%. The average maturity of the portfolio holdings was 17 days for Investment Company's Money Market Fund and 13 days for the Variable Products Money Market Fund.

  Results for the Variable Products Funds are different than the results that were or would have been obtained for the Investment Company Funds.

    o Use of the Investment Company Funds' expenses for the VP Funds would have lowered performance results. The total operating expenses for each of the VP All America Fund and VP Bond Fund were .50% of average net assets during the periods shown above and for the VP Money Market Fund were .25% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses (after reimbursement) of the All America Fund, Bond Fund and Money Market Fund of the Investment Company were .82%, .70% and .40%, respectively, of average net assets.

    o The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser.

    o At year end 1998, VP Equity Index Fund had net assets of $411 million, VP All America Fund had net assets of $732 million, VP Bond Fund had net assets of $465 million, and VP Money Market Fund had net assets of $81 million.

 MANAGEMENT OF THE FUNDS



  THE ADVISER
  ----------------------------------------------------------------------------

  Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the ADVISER or CAPITAL MANAGEMENT) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $7.7 billion at December 31, 1998, including $2.3 billion for the Mutual of America Investment Corporation. As Adviser, Capital Management:

     o  places orders for the purchase and sale of securities,
     o  engages in securities research,
     o makes recommendations to and reports to the Investment Company's Board of Directors,
     o  provides certain administrative services for the Funds, and
     o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

  For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which were applicable during 1998, are:

     o  Equity Index Fund -- .125%
     o  All America Fund -- .50%
     o  Bond Fund -- .45%
     o  Money Market Fund -- .20%



  SUBADVISERS FOR A PORTION OF THE ALL AMERICA FUND
  ----------------------------------------------------------------------------

  The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to three Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.

    o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At December 31, 1998, Alger Management had assets under management of approximately $10.6 billion.

    o Oak Associates, 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 1998, Oak Associates had assets under management of approximately $11.4 billion.

    o Palley-Needelman, 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, is a large capitalization value adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients and other registered investment companies. At December 31, 1998, Palley-Needelman had assets under management of approximately $3.6 billion.

  PORTFOLIO MANAGERS
  ----------------------------------------------------------------------------

  The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.

  ALL AMERICA FUND
  ----------------

  THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the Adviser's portion of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

  DAVID D. ALGER, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

  JAMES D. OELSCHLAGER is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

  CHET J. NEEDELMAN, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 30 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 24 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and two other senior investment professionals.

  BOND FUND
  ---------

  ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.


  YEAR 2000 CONSIDERATIONS
  ----------------------------------------------------------------------------

  Many computer software programs, as initially developed, could not distinguish the year 2000 from the year 1900. If not corrected, this inability could adversely impact the handling of securities trades, the payment of interest and dividends, pricing, accounting and other recordkeeping services by the Adviser or the outside service providers for the Investment Company and the Adviser.

  The Adviser has reviewed its computer systems and has made modifications and replacements to prepare for the year 2000. It has successfully tested the modified systems and will continue monitoring Year 2000 compliance throughout 1999. The Adviser has received confirmation from the Adviser's and the Investment Company's service providers that they expect to modify or replace their systems to prepare for the year 2000. The Investment Company anticipates that the Adviser's computer systems and those of the providers will be adapted in time for the year 2000.

  It is possible that the Investment Company, or its service providers, could experience some computer processing problems when the year 2000 arrives. We have developed written contingency plans to ensure business continuity through the year 2000. In addition, Year 2000 problems could have a negative impact on companies in which the Investment Company's Funds invest, which could reduce the value of these companies' securities and therefore reduce the Funds' investment returns.

 DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS


  INVESTMENT OBJECTIVES AND STRATEGIES
  ----------------------------------------------------------------------------

  EQUITY INDEX FUND: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500 Index.

  The Fund seeks to achieve its objective primarily by:

    o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.


        - Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

        - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

        - The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

    o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

  The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

  The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

  The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (MUTUAL OF AMERICA) the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.


  ALL AMERICA FUND: The investment objective of the All America Fund is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

  At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

  INDEXED ASSETS. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the INDEXED ASSETS. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.


--------------------------------------------------------------------------------

  Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund. Standard & Poor's, S&P and the S&P 500 Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund and All America Fund and makes no representation as to the advisability of investing in the Funds.

  The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $50 million in the All America Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

  ACTIVE ASSETS. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and three Subadvisers actively manage this portion of the All America Fund, which is called the ACTIVE ASSETS.

  The Fund tries to maintain, to the extent possible, approximately equal amounts of Active Assets with the Adviser and the three Subadvisers. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.

  Adviser. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations (small cap value stocks). Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

    o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

    o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.

  The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.

  Fred Alger Management, Inc. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations (small cap growth stocks).

    o The securities of these companies often are traded in the over-the-counter market.

    o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. During defensive periods, Fred Alger may not achieve the investment objective for its portion of the All America Fund.

  Fred Alger uses a bottom-up approach in selecting stocks for its portion of the Fund. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager for the Fred Alger portion of the Fund then determines the individual stocks that are appropriate for purchase. Fred Alger actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other Subadvisers.

  Oak Associates, Ltd. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth (mid- and large capitalization growth stocks). Its approach is to:

    o  monitor 400 stocks,

    o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

    o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

  Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

  Palley-Needelman Asset Management, Inc. This Subadviser invests its portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations (large cap value stocks). Companies generally will have:

     o  below market debt levels,

     o  earnings growth of 10% or more,

     o  current yield greater than the average of the S&P 500, and

     o  market capitalization of at least $5 billion.

  Palley-Needelman at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.



  Active trading of the Active Assets, if it occurs, will result in higher transaction costs and may increase the realized (taxable) capital gains for the Fund.



  BOND FUND: The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

  The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

  The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

    o The Fund may invest in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

    o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.

    o At December 31, 1998, the Bond Fund had approximately 4% of its assets invested in zero coupon securities, 24% of its assets in U.S. Treasury Securities, 11% of its assets in U.S. Government agency mortgage-backed securities and 26% of its assets in corporate obligations rated BBB.

  The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

  The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

  MONEY MARKET FUND: The investment objective of the Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

  In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

    o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 1998, more than 80% of the Fund's assets were invested in commercial paper, with the remainder invested in U.S. Government agency securities.

    o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

    o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

    o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

  The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

  The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

  An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER U.S. GOVERNMENT AGENCY.


  RISKS OF INVESTING IN A STOCK FUND
  ----------------------------------------------------------------------------

     When you invest in a stock fund, you should consider that:


    o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

    o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

    o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

    o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

  RISKS OF INVESTING IN A BOND FUND
  ----------------------------------------------------------------------------

     When you invest in a bond fund, you should consider that:


    o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

    o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

    o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

    o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

    o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

    o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

    o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

    o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

    o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

  SPECIFIC INVESTMENTS OR STRATEGIES, AND RELATED RISKS
  ----------------------------------------------------------------------------

  This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.


  OPTIONS AND FUTURES CONTRACTS

  INVESTMENT STRATEGIES. All of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must be traded on securities or commodities exchanges located in the United States.

  A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

  A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

  A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

  RISKS FROM OPTIONS AND FUTURES CONTRACTS. Risks to a Fund in options and futures transactions include the following:

    o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.


  ZERO COUPON SECURITIES AND DISCOUNT NOTES

  The Bond Fund, as well as the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.

  RISKS FROM ZERO COUPON SECURITIES AND DISCOUNT NOTES. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

  REDEEMABLE SECURITIES

  An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.


  AMERICAN DEPOSITORY RECEIPTS ("ADRS")

  ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund intends to invest a small percentage of its total assets in ADRs.

     ADRs are subject to many of the same risks as foreign securities, such as possible:

     o  unavailablity of financial information,

     o  changes in currency or exchange rates,

     o  lack of Year 2000 preparedness by the issuer, and

     o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.


  MORTGAGE-BACKED SECURITIES

  The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans
  (CMOS). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

  Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (GINNIE MAES), securities issued by the Federal National Mortgage Association (FANNIE MAES), participation certificates issued by the Federal Home Loan Mortgage Corporation (FREDDIE
  MACS). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (FULL FAITH AND CREDIT) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

  RISKS FROM MORTGAGE BACKED SECURITIES. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

    o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

    o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

    o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

 INFORMATION ABOUT FUND SHARES


  PRICING OF FUNDS' SHARES
  ----------------------------------------------------------------------------

  The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds PLUS any cash or other assets (including accrued interest and dividends), MINUS all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a VALUATION DAY). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

    o   In determining a Fund's net asset value, the Adviser uses market value.


    o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

    o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

  PURCHASES OF FUND SHARES
  ----------------------------------------------------------------------------

  Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

  Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the DISTRIBUTOR), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

  A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers can be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open.

  The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

  HOW TO PURCHASE SHARES OF THE FUNDS
  ----------------------------------------------------------------------------

  APPLICATION:             A prospective purchaser must complete an
                           application, including any required resolutions, attached to this Prospectus. You may obtain additional applications by calling the Investment
                           Company at 1-800-914-8716.

  APPLICATION DELIVERY:
                           A prospective purchaser should deliver a completed application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company or The American Life Insurance Company of New York.

  APPLICATION APPROVAL:    After the Investment Company and Distributor have
                           approved an application, the registered
                           representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

  MINIMUM PURCHASE:        A shareholders' initial purchase must total at
                           least $25,000, and subsequent purchases must total at least $5,000.

  WIRE TRANSFER OF FUNDS:  An investor must send all purchase amounts by wire transfer of Federal Funds to the Investment
                           Company's account at its transfer agent. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company by telephone at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

                           State Street Bank and Trust Company
                           Boston, Massachusetts 02101
                           ABA #011-000028
                           BNF = AC-49097181, Mutual Funds F/B/O Mutual of
                           America
                           OBI = Purchaser:        Acct. No.:
                           $    to the Equity Fund;    $    to the All America
                           Fund;
                           $    to the Bond Fund;    $    to the Money Market
                           Fund

                           YOUR FUNDS MAY BE RETURNED TO YOU IF THE INVESTMENT COMPANY OR ITS TRANSFER AGENT DOES NOT HAVE SUFFICIENT INFORMATION TO INSURE THE CORRECT PROCESSING OF THE FUNDS OR IF YOUR APPLICATION HAS NOT YET BEEN APPROVED.

  RECEIPT OF ORDER:
                           Wire transfer funds received by the Investment Company in its account prior to 4:00 p.m. Eastern Time will be considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day.

  WIRE TRANSFER DAYS:      Wire transfers for the purchase of Fund shares can
                           be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. The Investment Company anticipates that wire transfers cannot be made on Saturdays and Sundays, and the holidays of Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday,
                           Memorial Day, Independence Day, Labor Day, Columbus
                           Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.


  REDEMPTIONS OF FUND SHARES
  ----------------------------------------------------------------------------

  A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

  If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day, the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire transfer days" above under "How to Purchase Shares of the Funds".

  We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

  A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

  The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.


  EXCHANGES OF FUND SHARES
    ----------------------------------------------------------------------------

  A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund.

  The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

  The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.


  HOW TO PLACE A REDEMPTION OR EXCHANGE ORDER
    ----------------------------------------------------------------------------

  WHO MAY GIVE AN ORDER:   Only a shareholder's authorized person using a
                           Personal Identification Number ("PIN") that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, an amended application, or in another written form that is acceptable to the Investment Company.

  MINIMUM AMOUNT:
                           A redemption or exchange order must be for at least $5,000.

  ORDERS BY TELEPHONE:
                           A shareholder may place a redemption or exchange order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.


                           A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.


                           The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account, the shareholder's account number, and record telephone requests.


                           The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

  ORDERS IN WRITING:
                           A shareholder may make a redemption or exchange request in writing. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.


                           The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.


                           A shareholder should send a written request to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022. A shareholder may send a written request to the Regional Office of the Distributor, which will foward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

  REDEMPTION PROCEEDS:
                           A shareholder will receive redemption proceeds by wire transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone.

  EXCHANGE PROCEEDS:
                           The proceeds from the shares of the Fund being exchanged are immediately applied for the purchase of shares in another Fund.


  SHAREHOLDER REPORTS AND CONFIRMATION STATEMENTS
    ----------------------------------------------------------------------------

  The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

  The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.


  DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXATION OF FUNDS
    ----------------------------------------------------------------------------

  For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

     A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

     o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;
     o  receive dividends and distributions in cash; or
     o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

  A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

  SHAREHOLDER TAXATION
    ----------------------------------------------------------------------------

  Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider.

  When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

    o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

    o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

  When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

    o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

    o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

    o A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

  WITHHOLDING FOR FEDERAL INCOME TAXES. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

     The Investment Company will withhold for Federal income tax if:

     o a shareholder has not provided a correct taxpayer identification number, or

     o a shareholder has not made the certifications required to be exempt from withholding, or

     o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

  A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

  Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

 FINANCIAL HIGHLIGHTS


  The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years. Certain information reflects financial results for a single Fund share.

  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.


  ALL AMERICA FUND
    ----------------------------------------------------------------------------


                                                                                     YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------
                                                                                1998        1997          1996(D)
                                                                            ----------- ----------- ------------------

  NET ASSET VALUE, BEGINNING OF YEAR/PERIOD ...............................   $ 12.65     $  10.98     $   10.00
                                                                              -------     --------     ---------
  Income From Investment Operations:
   Net Investment Income ..................................................       .07         .08            .06
   Net Gains or Losses on Securities (realized and unrealized) ............      2.57        2.77            .98
                                                                              -------     --------     ---------
    Total From Investment Operations ......................................      2.64        2.85           1.04
                                                                              -------     --------     ---------
  Less Dividend Distributions:
   From net investment income .............................................    (  .08)    (   .08)       (   .06)
   From capital gains .....................................................    (  .13)    (  1.10)            --
                                                                              -------     --------     ---------
    Total Distributions ...................................................    (  .21)    (  1.18)       (   .06)
                                                                                          --------     ---------
  NET ASSET VALUE, END OF YEAR/PERIOD .....................................   $ 15.08     $  12.65     $   10.98
                                                                              =======     ========     =========
  Total Return ............................................................      21.0%       26.0%          10.4%(a)
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year/Period ($ millions)..............................   $  70.8     $  56.7      $    55.5
  Ratio of Net Investment Income to Average Net Assets ....................       .55%        .59%           .95%(b)
  Ratio of Expenses to Average Net Assets .................................       .84%        .84%           .87%(b)
  Ratio of Expenses to Average Net Assets after Expense Reimbursement .....       .82%        .81%           .85%(b)
  Portfolio Turnover Rate(c) ..............................................     41.25%      35.96%          9.33%

     ----------
     (a) Not annualized.

     (b) Annualized.

     (c) Portfolio turnover rate excludes short-term securities.

     (d) Commenced operations May 1, 1996.

  BOND FUND
  ----------------------------------------------------------------------------


                                                                                     YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------
                                                                                1998        1997          1996(D)
                                                                            ----------- ----------- ------------------
  NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                                   $ 10.41     $ 10.13      $   10.01
                                                                              -------     -------      ---------
  Income From Investment Operations:
   Net Investment Income ..................................................       .61         .59            .38
   Net Gains or Losses on Securities (realized and unrealized) ............       .24         .29            .12
                                                                              -------     -------      ---------
     Total From Investment Operations .....................................       .85         .88            .50
                                                                              -------     -------      ---------
  Less Dividend Distributions:
   From net investment income .............................................    (  .62)     (  .59)        (  .38)
   From capital gains .....................................................    (  .23)     (  .01)            --
                                                                              -------     -------      ---------
     Total Distributions ..................................................    (  .85)     (  .60)        (  .38)
                                                                              -------     -------      ---------
  NET ASSET VALUE, END OF YEAR/PERIOD .....................................   $ 10.41     $ 10.41      $   10.13
                                                                              =======     =======      =========
  Total Return ............................................................       8.3%        8.9%           5.0%(a)
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year/Period ($ millions)..............................   $  25.2     $  22.1      $    21.0
  Ratio of Net Investment Income to Average Net Assets ....................      5.84%       5.69%          5.63%(b)
  Ratio of Expenses to Average Net Assets .................................       .97%       1.00%           .90%(b)
  Ratio of Expenses to Average Net Assets After Expense Reimbursement .....       .70%        .70%           .70%
  Portfolio Turnover Rate(c) ..............................................     33.32%      56.18%         17.85%

  MONEY MARKET FUND
  ----------------------------------------------------------------------------


                                                                               YEAR ENDED DECEMBER 31,
                                                                            ------------------------------
                                                                                1998          1997(E)
                                                                            ----------- ------------------
  NET ASSET VALUE, BEGINNING OF YEAR/PERIOD ...............................   $ 10.15      $   10.00
                                                                              -------      ---------
  Income From Investment Operations:
   Net Investment Income ..................................................       .52            .35
   Net Gains or Losses on Securities (realized and unrealized) ............        --             --
                                                                              -------      ---------
    Total From Investment Operations ......................................       .52            .35
                                                                              -------      ---------
  Less: Dividend Distributions From Net Investment Income .................      (.44)          (.20)
                                                                              -------      ---------
    Total Distributions ...................................................      (.44)          (.20)
                                                                              -------      ---------
  NET ASSET VALUE, END OF YEAR/PERIOD .....................................   $ 10.23      $   10.15
                                                                              =======      =========
  Total Return ............................................................       5.3%           3.5%(a)
  RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year/Period ($ millions)..............................   $   6.5       $    7.5
  Ratio of Net Investment Income to Average Net Assets ....................      5.14%          5.17%(b)
  Ratio of Expenses to Average Net Assets .................................      3.21%          2.47%(b)
  Ratio of Expenses to Average Net Assets after Expense Reimbursement .....       .40%           .40%(b)
  Portfolio Turnover Rate(c) ..............................................       N/A            N/A

     ----------
 (a) Not annualized.
 (b) Annualized
 (c) Portfolio turnover rate excludes all short-term securities.
 (d) Commenced operations May 1, 1996.
 (e) Commenced operations May 1, 1997.
 N/A Not Applicable

                              Investment Company
                              ------------------


                  Mutual of America Institutional Funds, Inc.



                                  Distributor
                                  -----------


                   Mutual of America Securities Corporation



                              Investment Adviser
                              ------------------


               Mutual of America Capital Management Corporation



               Subadvisers for a portion of the All America Fund
               -------------------------------------------------


                          Fred Alger Management, Inc.
                              Oak Associates Ltd.
                    Palley-Needelman Asset Management, Inc.



                             Independent Auditors
                             --------------------


                              Arthur Andersen LLP



                                    Counsel
                                    -------


                     Swidler Berlin Shereff Friedman, LLP



                                   Custodian
                                   ---------


                           The Chase Manhattan Bank



                                Transfer Agent
                                --------------


                      State Street Bank and Trust Company



The Investment Company sells shares of its Funds only to institutional investors.

     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

     320 PARK AVENUE, NEW YORK, NEW YORK 10022                  1-800-914-8716


     YOU MAY OBTAIN MORE INFORMATION
     ----------------------------------------------------------------------
     REGISTRATION STATEMENT. We have filed with the Securities and Exchange Commission (the COMMISSION) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.


     STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.


     SEMI-ANNUAL AND ANNUAL REPORTS. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.


     HOW TO OBTAIN THE SAI AND REPORTS. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

          o writing to us at 320 Park Avenue, New York, NY 10022, Attn:
            Institutional Funds, or

          o calling 1-800-914-8716 and asking for the Investment Company.

     The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.


     WHERE TO DIRECT QUESTIONS. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.



     Investment Company Act of 1940 Act File Number 811-8922





     ----------------------------------------------------------------------
     PROSPECTUS DATED MAY 1, 1999

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                (800) 914-8716
                  EQUITY INDEX FUND           BOND FUND
                  ALL AMERICA FUND            MONEY MARKET FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1999


  This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May l, 1999, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.

  A copy of the Prospectus to which this Statement of Additional Information relates is available to you at no charge. To obtain the Prospectus, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the telephone number listed above.



                               TABLE OF CONTENTS




                                                                 PAGE
                                                                -----
 Investment Company's Form of Operations ....................     2
 Investment Strategies and Related Risks ....................     3
   Additional Permitted Investments .........................     3
   Additional Investment Strategies .........................     5
   Additional Information about Specific Types of Securities      9
 Fundamental Investment Restrictions ........................    13
 Management of the Investment Company .......................    14
 Investment Advisory Arrangements ...........................    15
 Administrative Arrangements ................................    17
 Portfolio Transactions and Brokerage .......................    18
 Purchase, Redemption and Pricing of Shares .................    19
 Taxation of the Investment Company .........................    21
 Taxation of Shareholders ...................................    21
 Yield and Performance Information ..........................    23
 Description of Corporate Bond Ratings ......................    26
 Distribution of Fund Shares ................................    27
 Legal Matters ..............................................    27
 Independent Auditors .......................................    27
 Custodian ..................................................    27
 Use of Standard & Poor's Index .............................    28
 Financial Statements .......................................    28

                    INVESTMENT COMPANY'S FORM OF OPERATIONS


  HISTORY AND OPERATING FORM
  ----------------------------------------------------------------------------

  Mutual of America Institutional Funds, Inc. (the INVESTMENT COMPANY) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 ACT).

  The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently four
  Funds: the Equity Index Fund, All America Fund, Bond Fund and Money Market
  Fund.


  OFFERING OF SHARES
  ----------------------------------------------------------------------------

  The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

  Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.


  DESCRIPTION OF SHARES
  ----------------------------------------------------------------------------

  The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has four classes of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

  The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

  All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

  The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

  The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

  Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

                    INVESTMENT STRATEGIES AND RELATED RISKS

  The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.


  ADDITIONAL PERMITTED INVESTMENTS
  ----------------------------------------------------------------------------

  The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

     EQUITY INDEX FUND: In addition to common stocks and futures contracts, the Fund may invest in:

     o  money market instruments and
     o  U.S. Government and U.S. Government agency obligations.

  ALL AMERICA FUND -- In addition to common stocks, the Adviser and Subadviser who manage approximately 40% of the net assets of the All America Fund (the ACTIVE ASSETS) may invest assets in:

     o securities convertible into common stocks, including warrants and convertible bonds,

     o  bonds,

     o  money market instruments,

     o  U.S. Government and U.S. Government agency obligations,

     o  foreign securities and ADRs,

     o  futures and options contracts,

     o  preferred stock,

     o  equipment trust certificates, and

     o  mortgage-backed and asset-backed securities.

  The portion of the All America Fund invested to replicate the S&P 500 Index (the INDEXED ASSETS) may also be invested in:

     o  money market instruments, and

     o  U.S. Government and U.S. Government agency obligations.

     The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

  BOND FUND: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

     o  asset-backed securities,

     o  non-investment grade securities, for up to 20% of its assets,

     o  foreign securities,

     o  cash and money market instruments,

     o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

     o  preferred stock

     o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and

     o  equipment trust certificates.

  MONEY MARKET FUND: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

    o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

    o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

    o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

    o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

    o   variable amount floating rate notes; and

    o   debt securities issued by a corporation.

  The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

  Under the Money Market Fund's investment policy, MONEY MARKET INSTRUMENTS AND OTHER SHORT-TERM DEBT SECURITIES means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

     The securities in the Money Market Fund must meet the following quality requirements --

    o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

    o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

  The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

  The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

  ADDITIONAL INVESTMENT STRATEGIES
  ----------------------------------------------------------------------------

     LENDING OF SECURITIES


  The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement.

  A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

  Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

  The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

  Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.


  REPURCHASE AGREEMENTS

  The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

  Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

  Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

  The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

  Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

  A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.


  RULE 144A INVESTMENTS, SECTION 4(2) COMMERCIAL PAPER AND ILLIQUID
  SECURITIES

  Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable.

  The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

  Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 ACT) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.


     OPTIONS AND FUTURES CONTRACTS

  Each of the Funds may purchase and sell options and futures contracts, as described below, as long as the contracts are traded on a domestic exchange.


  Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

    o A CALL OPTION is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

    o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

  Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

    o A PUT OPTION is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

    o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

  Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

    o A FUTURES CONTRACT ON FIXED INCOME SECURITIES requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

    o An OPTION ON A FUTURES CONTRACT provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

    o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

    o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

  A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

    o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.


        - A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.


        - A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

    o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

    o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.


        - Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

        - As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

    o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

    o In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.


        - When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

        - If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

        - A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.


     RISKS IN FUTURES AND OPTIONS TRANSACTIONS INCLUDE THE FOLLOWING:

    o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

        The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

    o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

    o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

    o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

    o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

    o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

    o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

  ADDITIONAL INFORMATION ABOUT SPECIFIC TYPES OF SECURITIES
    ----------------------------------------------------------------------------

     NON-INVESTMENT GRADE SECURITIES


  The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

  Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

  Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

  The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities.


     U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY OBLIGATIONS

  All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

  U.S. GOVERNMENT OBLIGATIONS: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

  U.S. GOVERNMENT AGENCY OBLIGATIONS: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

  Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.


     MONEY MARKET INSTRUMENTS

  All of the Funds may purchase money market instruments, which include the following.

  CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

  TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

  BANKERS' ACCEPTANCE. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

  VARIABLE AMOUNT FLOATING RATE NOTES. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

  CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

     TREASURY BILLS. See "U.S. Government and U.S. Government Agency Obligations" above.

  Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.


     ZERO COUPON SECURITIES AND DISCOUNT NOTES; REDEEMABLE SECURITIES

  The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

  Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).


     FOREIGN SECURITIES

  In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund and the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

  The Investment Company has a fundamental investment restriction that limits foreign securities, including foreign exchange transactions, to 20% of a Fund's total assets. (See "Fundamental Investment Restrictions", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

     The Investment Company will consider special factors before investing in foreign securities. These include:

     o Year 2000 preparedness by the issuer and the foreign exchange where the security is traded,

     o  changes in currency rates or currency exchange control regulations,

     o  the possibility of expropriation,

     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

     o  less liquidity and more volatility in foreign securities markets,

     o  the impact of political, social or diplomatic developments, and

     o  the difficulty of assessing economic trends in foreign countries.

  The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.

  AMERICAN DEPOSITARY RECEIPTS

  ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not considered foreign securities for purposes of the restriction on the amount of foreign securities.

     The Investment Company will consider special factors before investing in
ADRs: These include:

     o  Year 2000 preparedness by the issuer,

     o  changes in currency rates or currency exchange control regulations,

     o  the possibility of expropriation,

     o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

     o  the impact of political, social or diplomatic developments, and

     o  the difficulty of assessing economic trends in foreign countries.


     CONVERTIBLE SECURITIES

  The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.


     EQUIPMENT TRUST CERTIFICATES

  The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

  The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

  The Investment Company currently anticipates that no Fund will invest more than 5% of its total assets in equipment trust certificates.


     ASSET-BACKED SECURITIES

  The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

  Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

     The Investment Company currently anticipates that no Fund will:

     o  invest more than 10% of its total assets in asset-backed securities,

     o invest in interest-only strips or principal-only strips of asset-backed securities, or

     o purchase the most speculative series or class of asset-backed securities issues.

  MORTGAGE-BACKED SECURITIES

  The Bond Fund, as well as the All America Fund to the extent it invests in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

     The Investment Company currently anticipates that no Fund will:

     o invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

     o invest in interest-only strips or principal-only strips of mortgage-backed securities, or

     o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.


     WARRANTS

  The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

  The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

     The Investment Company currently anticipates that no Fund will invest more than 5% of its assets in warrants.


     PREFERRED STOCK

  The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

  An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

  Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

  Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

  The Investment Company presently anticipates that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

  1. purchase or sell options or futures except those listed on a domestic exchange;

  2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities;

  3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

  4.  underwrite the securities of other companies;

  5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

  6. purchase commodities or commodity contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

  7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

  8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

  9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

  10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  11. purchase real estate or mortgages directly, except that the All America Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

  12. purchase any securities issued by any other investment company except as permitted under the Investment Company Act and in accordance with applicable state law;

  13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

  14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

  15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

  16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation.

                     MANAGEMENT OF THE INVESTMENT COMPANY

  The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

     The Directors and Officers of the Investment Company and their principal employment are as follows:



                                  POSITION HELD WITH            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             INVESTMENT COMPANY            DURING PAST FIVE YEARS
Kevin M. Kearney, age 46          Director                      Partner, Wingate, Kearney & Cullen (law
Brooklyn, NY                                                    firm)
Dolores J. Morrissey*, age 70     Chairman of the               President and Chief Executive Officer of
320 Park Avenue                   Board, President and          Mutual of America Securities Corporation
New York, NY 10022                Director                      ("Distributor") since August 1996; Executive
                                                                Vice President and Assistant to the President
                                                                of the Adviser from March 1996 to December
                                                                1996; President and Chief Executive Officer
                                                                of the Adviser June 1994 to March 1996;
                                                                prior thereto, Executive Vice President and
                                                                Chief Investment Officer -- General Account
                                                                of the Adviser
John T. Sharkey, age 62           Director                      Vice President -- Corporate National
New York, NY                                                    Accounts, MCI Communications
John R. Silber, age 72            Director                      Chancellor, Boston University.
Boston, MA
Stanley Shmishkiss, age 79        Director                      Shmishkiss Associates; Chairman Emeritus of
Lynn, MA                                                        the Board of Trustees of the American Cancer
                                                                Society Foundation
Patrick J. Waide, Jr., age 61     Director                      President, The Drucker Foundation since
New York, New York                                              January 1999; Chief Operating Officer,
                                                                Sullivan & Company, New York, New York
                                                                from September 1996 to December 1998;
                                                                Executive Vice President and Chief Financial
                                                                Officer of the Bessemer Group, Inc., and
                                                                Senior Vice President and Chief Financial
                                                                Officer of Bessemer Securities, until January
                                                                1996.
Manfred Altstadt, age 49          Senior Executive Vice         Senior Executive Vice President and Chief
320 Park Avenue                   President and                 Financial Officer, Mutual of America Life and
New York, NY 10022                Treasurer                     American Life.
Patrick A. Burns, age 52          Senior Executive Vice         Senior Executive Vice President and General
320 Park Avenue                   President, General Counsel    Counsel of the Adviser, Mutual of America
New York, NY 10022                                              Life and American Life.
John Greed, age 39                Executive Vice President      Executive Vice President and Treasurer,
320 Park Avenue                   and Chief Financial Officer   Mutual of America Life and American Life
New York, NY 10022                                              since May 1997; Senior Vice President and
                                                                Deputy Treasurer from July 1996 to May
                                                                1997; prior thereto, Partner, Arthur Andersen,
                                                                LLP
Stanley M. Lenkowicz, age 56      Senior Vice President,        Senior Vice President and Deputy General
320 Park Avenue                   Deputy General                Counsel, Mutual of America, since March
New York, NY 10022                Counsel and Secretary         1995; prior thereto, Senior Vice President and
                                                                Associate General Counsel

     ----------
 * Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

  The officers and directors of the Investment Company own none of its outstanding shares (as individuals, they are not eligible to purchase Fund shares). The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.

     Set forth below is a table showing compensation paid to the directors during 1998.


                               AGGREGATE            PENSION OR                         TOTAL COMPENSATION FROM
                           COMPENSATION FROM   RETIREMENT BENEFITS      ESTIMATED      INVESTMENT COMPANY AND
                               INVESTMENT       ACCRUED AS PART OF       BENEFITS         OTHER INVESTMENT
NAME OF DIRECTOR                COMPANY           FUND EXPENSES      UPON RETIREMENT   COMPANIES IN COMPLEX(3)
----------------          ------------------   -------------------  --------------    -------------------------
 Kevin M. Kearney .......     $  14,261(2)            None                None        $14,261(2)
 Dolores J. Morrissey          None(1)                None                None        None (1)
 John T. Sharkey ........     $  15,053(2)            None                None        $15,053(2)
 Stanley Shmishkiss .....     $   8,410(2)            None                None        $ 8,410(2)
 John R. Silber .........     $  16,384(2)            None                None        $16,384(2)
 Patrick J. Waide, Jr. ..     $  15,053(2)            None                None        $15,053(2)

     ----------
  (1) As an employee of an affiliates of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

  (2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000, a fee of $1,000 for each Board or Committee meeting attended and business travel and accident insurance and life insurance. Mr. Shmishkiss was elected as a director in August 1998.

  (3) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.

  At March 31, 1999, Mutual of America Life Insurance Company (MUTUAL OF AMERICA LIFE) owned 90.2% of the All America Fund's shares, 92.6% of the Bond Fund's shares and 13% of the Money Market Fund's shares. As of May 1, 1999 when the Equity Index Fund began operations, Mutual of America Life Insurance Company and its wholly-owned subsidiary, The American Life Insurance Company of New York (AMERICAN LIFE), owned 100% of the Equity Index Fund's shares. Mutual of America Life and American Life have the right to vote their shares at any meeting of shareholders. Based on their ownership of shares on the date of this Statement of Additional Information, Mutual of America Life will control the outcome of voting by shareholders of the All America Fund, Bond Fund, and all of the Funds together, and Mutual of America and American Life will control the outcome of voting by shareholders of the Equity Index Fund. The address for Mutual of America Life and American Life, both of which are New York corporations, is 320 Park Avenue, New York, NY 10022.



                       INVESTMENT ADVISORY ARRANGEMENTS

  INVESTMENT ADVISER. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the ADVISER or CAPITAL MANAGEMENT), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Accounts of Mutual of America Life and American Life.

  The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

  Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

     o performing investment research and evaluating pertinent economic, statistical and financial data;

     o consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

     o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

     o  management of investments;

     o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

     o  maintaining all required records;

     o  making arrangements for the safekeeping of assets; and

     o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

  The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

  ADVISORY FEES. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

     Equity Index Fund -- .125%
     All America Fund -- .50%
     Bond Fund -- .45%
     Money Market Fund -- .20%


              INVESTMENT ADVISORY FEES PAID BY FUNDS TO ADVISER*


      FUND           1998        1997        1996
    All America   $311,258    $291,620    $171,293
       Bond       $106,164    $ 94,370    $ 60,994
   Money Market   $  8,216    $  3,930       N/A
    Total Fees    $425,638    $389,920    $232,287

 * Excludes Equity Index Fund, which began operations on May 1, 1999.


  OTHER FUND EXPENSES. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

     o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

     o  directors' fees and expenses,

     o  fees and expenses of its independent certified public accountants

     o  fees and expenses of its legal counsel,

     o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

     o the cost of preparation and filing registration statements and amendments thereto,

     o  bank transaction charges and custodian's fees,

     o  any proxy solicitors' fees and expenses,

     o  SEC filing fees,

     o  any federal, state or local income or other taxes,

     o any membership or licensing fees of the Investment Company Institute and similar organizations,

     o  fidelity bond and directors' liability insurance premiums, and

     o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

  EXPENSE REIMBURSEMENTS BY THE ADVISER. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the All America Fund, .70% of the value of net assets of the Bond Fund, .40% of the value of the net assets of the Money Market Fund and .325% of the value of the net assets of the Equity Index Fund. This expense limitation obligation of the Adviser is contractual for 1999 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund to the amounts that are now the contractual limits, and the Adviser could discontinue any voluntary reimbursement obligation at any time.

  SUBADVISERS FOR PORTION OF THE ALL AMERICA FUND. For approximately 30% of the assets of the All America Fund (the ACTIVE ASSETS), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (ALGER MANAGEMENT), Oak Associates, Ltd. (OAK ASSOCIATES) and Palley-Needelman Asset Management, Inc. (PALLEY-NEEDELMAN) (each a SUBADVISER, and together the SUBADVISERS). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

  Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

  SUBADVISORY FEES. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets, calculated as a daily charge:

     o  Fred Alger Management -- .45%

     o  Oak Associates -- .30%

     o  Palley-Needelman Asset Management -- .30%


                      FEES PAID BY ADVISER TO SUBADVISERS
                             FOR PAST THREE YEARS



                  SUBADVISER                     1998       1997       1996
             Fred Alger Management, Inc.       $25,762    $23,984    $14,362
              Oak Associates, Ltd.             $18,433    $17,285    $10,835
     Palley-Needelman Asset Management, Inc.   $17,917    $17,131    $ 9,910
                     Total                     $62,112    $58,400    $35,107

                           ADMINISTRATIVE AGREEMENTS

     ACCOUNTING AND RECORDKEEPING AGENT

  The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

  As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

  TRANSFER AGENT

  State Street Bank and Trust Company (STATE STREET) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

  For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  SELECTION OF BROKERS AND DEALERS
    ----------------------------------------------------------------------------

  The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

     o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

     o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

     o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

     o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

     o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

  Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

  The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

  At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

  The Investment Company paid aggregate brokerage commissions of $56,490 in 1998, $47,705 in 1997 and $60,000 in 1996.

  COMMISSIONS TO AFFILIATED BROKERS
    ----------------------------------------------------------------------------

  During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (SECURITIES CORPORATION), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (FRED ALGER), an affiliate of Alger Management, Inc., as follows:



              YEAR OF                COMMISSIONS      % OF TOTAL      % OF AGGREGATE DOLLARS
           PAYMENT/BROKER                PAID      COMMISSIONS PAID      OF TRANSACTIONS
   1998 -- Securities Corporation      $     0              0%                    0%
   1997 -- Securities Corporation      $ 2,070           4.15%                  4.0%
   1996 -- Securities Corporation      $     0              0%                    0%
   1998 -- Fred Alger                  $15,470           27.4%                 23.0%
   1997 -- Fred Alger                  $18,793           37.6%                 30.8%
   1996 -- Fred Alger                  $ 5,490           10.7%                  5.8%

  The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smaller market capitalizations, for which execution may be more difficult.


  PORTFOLIO TURNOVER
    ----------------------------------------------------------------------------

  The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

  The Equity Index Fund and the Indexed Assets of the All America Fund each attempt to duplicate the investment results of the S&P 500 Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.



                  PURCHASE, REDEMPTION AND PRICING OF SHARES


  CALCULATION OF NET ASSET VALUE
    ----------------------------------------------------------------------------

     An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:


     o  the sum of the value of the securities the Fund holds,

     o plus any cash or other assets, including interest and dividends accrued, and

     o  minus all liabilities, including accrued expenses.

  The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

  A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.


  PRICING OF SECURITIES HELD BY THE FUNDS
    ----------------------------------------------------------------------------

     In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.


  1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

     o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

     o For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

     o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

  2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

  3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

     o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

     o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

     o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

  4)    For stock options and futures contracts, these valuations apply:

     o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

     o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.


        - If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

        - If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

     o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

     o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.



                      TAXATION OF THE INVESTMENT COMPANY


  TAXES ON FUNDS' INVESTMENT EARNINGS AND INCOME
  ----------------------------------------------------------------------------

  Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

  If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

  Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.


  INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  ----------------------------------------------------------------------------

  The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either (1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

  Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.



                           TAXATION OF SHAREHOLDERS

  The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

  CHARACTERIZATION OF FUNDS' DISTRIBUTIONS. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

  PASSIVE FOREIGN INVESTMENT COMPANY ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

  FOREIGN CURRENCY GAINS OR LOSSES. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

  TAXATION OF FOREIGN COUNTRY INCOME. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

  REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

  ORIGINAL ISSUE DISCOUNT. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

  CAPITAL GAINS RATES FOR ENTITIES OTHER THAN INDIVIDUALS. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

  DIVIDENDS RECEIVED DEDUCTIONS. Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund and All America Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Equity Index Fund or All America Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

  PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

  The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

  ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds

  Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

  RETIREMENT TRUSTS, INCLUDING QUALIFIED PLANS. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

  In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.


     SHAREHOLDER WITHHOLDING

  The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

  Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.



                       YIELD AND PERFORMANCE INFORMATION

  Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

  YIELD OF THE MONEY MARKET FUND. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

  Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

  Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

  The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 31, 1998. Yields may fluctuate substantially from the example shown. 1. Value for December 22, 1998

   2. Value for December 29, 1998 (exclusive of capital changes and any non-investment income)

   3. Net change equals Line 1 subtracted from Line 2

   4. Base period return equals Line 3 divided by Line 1

   5. Current yield equals Line 4 annualized (multiplied by 365/7)

  The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

             Effective Yield = [(Base Period Return + 1) 365/7] - 1

  CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

  Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

     T = (ERV/P)1/n - 1

     Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
    ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                          AVERAGE ANNUAL TOTAL RETURN
                     FOR PERIODS ENDED DECEMBER 31, 1998*



FUND              ONE YEAR     LIFE OF FUND*
---------------- ----------   --------------
  All America        21.0%          21.6%
  Bond                8.3%           8.3%
  Money Market        5.3%           5.3%

                          CUMULATIVE TOTAL RETURN FOR
                       PERIODS ENDED DECEMBER 31, 1998*



FUND              ONE YEAR     LIFE OF FUND
---------------- ----------   -------------
  All America        21.0%         68.4%
  Bond                8.3%         23.8%
  Money Market        5.3%          9.0%

     ----------
 * The All America and Bond Funds commenced operations on May 1, 1996, and the Money Market Fund began operations on May 1, 1997.

  YIELD OF THE BOND FUND. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

  PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

  Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

  Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL WORLD, FORBES, FORTUNE, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

  In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.


  COMPARATIVE INDICES FOR THE FUNDS
  ----------------------------------------------------------------------------

  The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

  It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

  EQUITY INDEX FUND AND ALL AMERICA FUND: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 INDEX).

  The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

  BOND FUND: Performance is compared to the Lehman Brothers
  Government/Corporate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INDEX).

  The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.



                     DESCRIPTION OF CORPORATE BOND RATINGS

     Description of Corporate bond ratings of Moody's Investors Services, Inc.:


  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Description of corporate bond ratings of Standard & Poor's Corporation:

  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


  A   - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB-B-CCC-CC-Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  C - The rating C is reserved for income bonds on which no interest is being paid.

  D  - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                          DISTRIBUTION OF FUND SHARES

  Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the DISTRIBUTOR), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

  The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

  Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.



                                 LEGAL MATTERS

  The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.



                             INDEPENDENT AUDITORS

  The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

  Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 1999. Their address is 1345 Avenue of the Americas, New York, New York 10105.



                                   CUSTODIAN

  The Chase Manhattan Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

                         USE OF STANDARD & POOR'S INDEX

  The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the amount of the shares of the Fund or the timing of the issuance or sale of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT COMPANY, OWNERS OF THE EQUITY INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITIES OF SUCH DAMAGES.



                             FINANCIAL STATEMENTS

  Financial statements of the Investment Company for the year ended December 31, 1998 are included as follows:



                                                       PAGE
                                                      -----
  President's Message ...............................  29
  Portfolio Management Discussions ..................  30
  Portfolio of Investments in Securities:
   All America Fund .................................  32
   Bond Fund ........................................  40
   Money Market Fund ................................  42
  Statement of Assets and Liabilities ...............  43
  Statement of Operations ...........................  44
  Statements of Changes in Net Assets ...............  45
  Financial Highlights ..............................  46
  Notes to Financial Statements .....................  47
  Report of Independent Public Accountants ..........  50

--------------------------------------------------------------------------------
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------
     Dear Shareholder:


  We are pleased to provide Mutual of America Institutional Funds' annual report to shareholders. The All America Fund and the Bond Fund commenced operations on May 1, 1996 and the Money Market Fund commenced on May 1, 1997. These funds are designed principally as investment vehicles for endowments, foundations and other institutional investors. The investment philosophy of the funds is modeled after similarly named funds available under annuity contracts and variable universal life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York.

  Economic expansion continued in 1998 in what is now the longest peacetime expansion in history. The economic turmoil in Asia, Brazil and Russia caused a flight to quality in the U.S. and the Federal Reserve responded by lowering the interest rate three times.

  The equity market remained strong in 1998 despite giving back some of its monumental gains. Funds are still flowing into the stock market at a rapid pace and continue to support high valuation levels.

  The Bond market has come off its lows and Treasury Securities yields have inched up. A spike up in interest rates unrelated to domestic cyclical factors could prove harmful to the continued growth of the economy. The Federal Reserve will be watching this.

     The annual total return performance of each fund for the year ended December 31, 1998 was as follows:


  All America Fund ..........     +21.0%
  Bond Fund .................      +8.3%
  Money Market Fund .........      +5.3%

  All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

  On the pages which immediately follow are brief presentations and graphs for each fund (except the Money Market Fund) which illustrate each fund's respective:

      o Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o Historical performance compared with appropriate indexes.


     The portfolios of each fund and financial statements are presented in the pages which then follow.

     We look forward to participating productively in the equity, fixed income and money markets throughout 1999.



                                      Sincerely,

                                      /s/Dolores J. Morrissey
                                      Dolores J. Morrissey
                                      Chairman of the Board and President,
                                      Mutual of America Institutional Funds,
                                      Inc.

 ALL AMERICA FUND


  The All America Fund is approximately 60% invested in the 500 stocks included in the Standard & Poor's 500 Index; the performance objective of this portion of the Fund is to replicate the returns of the Index. The remaining 40% of the Fund is actively managed by three sub-advisors and Mutual of America Capital Management Corporation. Approximately 20% of the Fund is invested in small capitalization stocks. Small cap stocks significantly underperformed larger caps in 1998, as investor preference for large size companies with high earnings predictability continued throughout the year. When investor preferences shift back to small cap stocks, this group's performance should improve. The All America Fund returned 21.0% for 1998. The Standard & Poor's 500 Index returned 28.6% for the year.


[GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

                         GROWTH OF A 10,000 INVESTMENT
$20,000

$18,000           All America Fund

$16,000           S&P 500 Index

$14,000

$12,000

$10,000

          5/96      12/96          12/97          12/98
--------------------------------------------------------------------------------

          All America Fund                                 S&P 500 Index
          ----------------                                 -------------

Period         Growth    Total Return        Period         Growth    Total Return
Ended            of    Cumu-     Annual      Ended            of    Cumu-     Annual
12/31/98     $10,000   lative   Average      12/31/98     $10,000   lative   Average
------------------------------------------------------------------------------------
1 Year       $12,104    21.0%     21.0%      1 Year       $12,857   28.6%    28.6%
Since 5/1/96                                 Since 5/1/96
 Inception*  $16,835    68.4%     21.6%       Inception*  $19,744   97.4%    29.1%



  The line representing the performance return of the All America Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

 MONEY MARKET FUND


  The investment objective of the Money Market Fund is to realize high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Money-Market Fund returned 5.3% comparing favorably to the Salomon Brothers 3-Month Treasury Bill Index return of 5.1%. The seven-day annualized effective yield as of 2/16/99 is 4.55%. As with all past performance reportings, this yield is not necessarily indicative of future actual yields.

  BOND FUND


  The Bond Fund seeks a high level of return consistent with preservation of capital through investment in public debt securities. The fund typically invests heavily in Corporate and Agency securities, which yield significantly more than U.S. Treasury securities. In 1998, several events occurred which caused a "flight to quality" into only the most liquid U.S. Treasury securities, leading these securities to outperform all other debt asset classes. Over the longer term, the higher yielding securities would be expected to outperform U.S. Treasuries. The Bond Fund returned 8.3% for 1998 versus the Lehman Brothers Government/Corporate Bond Index of 9.5%.


[GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

                         GROWTH OF A 10,000 INVESTMENT
$12,800

$12,400           Bond Fund

$12,000           Lehman Brothers

$11,600           Gov't/Corp. Bond Index

$11,200

$10,800

$10,400

$10,000

          5/96      12/96          12/97          12/98
--------------------------------------------------------------------------------

          Bond Fund                               Lehman Brothers Gov't./Corp. Bond Index
          ---------                               --------------------------------------
Period         Growth    Total Return        Period         Growth    Total Return
Ended            of    Cumu-     Annual      Ended            of    Cumu-     Annual
12/31/98     $10,000   lative   Average      12/31/98     $10,000   lative   Average
------------------------------------------------------------------------------------
1 Year       $10,826     8.3%      8.3%      1 Year       $10,947    9.5%     9.5%
Since 5/1/96                                 Since 5/1/96
 Inception*  $12,379    23.8%      8.3%       Inception*  $12,748   27.5%     9.5%


  The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998




                                             SHARES     VALUE
                                            -------- ----------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. ..............................   1,512   $ 67,756
  Abbott Laboratories .....................   6,437    315,413
  Adobe Systems, Inc. .....................     288     13,464
  Advanced Micro Devices, Inc. ............     601     17,391
  Aeroquip-Vickers, Inc. ..................     126      3,772
  AES Corp. ...............................     749     35,483
  Aetna, Inc. .............................     606     47,646
  Air Products & Chemicals, Inc. ..........     962     38,480
  AirTouch Communications, Inc. ...........   2,426    174,975
  Alberto-Culver Co. Cl B .................     251      6,698
  Albertson's, Inc. .......................   1,035     65,916
  Alcan Aluminum Ltd. .....................     968     26,196
  Alcoa, Inc. .............................     776     57,860
  Allegheny Teledyne, Inc. ................     834     17,044
  Allergan, Inc. ..........................     274     17,741
  AlliedSignal, Inc. ......................   2,362    104,666
  Allstate Corp. ..........................   3,460    133,642
  Alltel Corp. ............................   1,157     69,203
  Alza Corp. ..............................     362     18,914
  Amerada Hess Corp. ......................     384     19,104
  Ameren Corp. ............................     583     24,886
  American Electric Power, Inc. ...........     812     38,214
  American Express Co. ....................   1,917    196,013
  American General Corp. ..................   1,063     82,914
  American Greetings Corp. Cl A ...........     310     12,729
  American Home Products Corp. ............   5,590    314,786
  American Int'l. Group, Inc. .............   4,444    429,401
  American Stores Co. .....................   1,164     42,995
  Ameritech Corp. .........................   4,679    296,531
  Amgen, Inc. .............................   1,073    112,195
  Amoco Corp. .............................   4,049    244,458
  AMP, Inc. ...............................     928     48,314
  AMR Corp. ...............................     773     45,896
  Anadarko Petroleum Corp. ................     500     15,437
  Andrew Corp. ............................     404      6,666
  Anheuser-Busch Cos., Inc. ...............   2,016    132,300
  Aon Corp. ...............................     707     39,150
  Apache Corp. ............................     405     10,251
  Apple Computer, Inc. ....................     559     22,884
  Applied Materials, Inc. .................   1,559     66,549
  Archer-Daniels-Midland Co. ..............   2,516     43,243
  Armco, Inc. .............................     480      2,100
  Armstrong World Inds., Inc. .............     166     10,011
  Asarco, Inc. ............................     189      2,846
  Ascend Communications, Inc. .............     915     60,161
  Ashland, Inc. ...........................     318     15,383
  Associates First Capital Corp. Cl A .....   3,048    129,159
  AT&T Corp. ..............................   7,647    575,436
  Atlantic Richfield Co. ..................   1,355     88,413
  Autodesk, Inc. ..........................     193      8,238
  Automatic Data Processing, Inc ..........   1,274    102,158
  AutoZone, Inc. ..........................     649     21,376
  Avery Dennison Corp. ....................     494     22,260
  Avon Products, Inc. .....................   1,114     49,294
  Baker Hughes, Inc. ......................   1,358     24,019
  Ball Corp. ..............................     135      6,176
  Baltimore Gas & Electric Co. ............     635     19,605
  Banc One Corp. ..........................   4,967    253,627
  Bank of New York Co., Inc. ..............   3,208    129,122
  Bankamerica Corp. .......................   7,325    440,415
  BankBoston Corp. ........................   1,245     48,477
  Bankers Trust New York Corp. ............     405     34,602
  Bard (C.R.), Inc. .......................     235     11,632
  Barrick Gold Corp. ......................   1,586     30,927


                                             SHARES     VALUE
                                            -------- ----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Battle Mountain Gold Co. ................   1,029   $  4,244
  Bausch & Lomb, Inc. .....................     233     13,980
  Baxter International, Inc. ..............   1,206     77,560
  BB & T Corp. ............................   1,243     50,108
  Bear Stearns Cos., Inc. .................     479     17,902
  Becton Dickinson & Co. ..................   1,049     44,779
  Bell Atlantic Corp. .....................   6,584    348,952
  BellSouth Corp. .........................   8,294    413,663
  Bemis, Inc. .............................     238      9,029
  Berkshire Hathaway Inc Cl A .............       1     78,400
  Bestfoods ...............................   1,205     64,166
  Bethlehem Steel Corp. ...................     505      4,229
  Biomet, Inc. ............................     477     19,199
  Black & Decker Corp. ....................     365     20,462
  Block (H. & R.), Inc. ...................     418     18,810
  BMC Software, Inc. ......................     914     40,730
  Boeing Co. ..............................   4,214    137,481
  Boise Cascade Corp. .....................     249      7,719
  Boston Scientific Corp. .................   1,666     44,669
  Briggs & Stratton Corp. .................      97      4,837
  Bristol-Myers Squibb Co. ................   4,206    562,815
  Brown-Forman Corp. Cl B .................     292     22,100
  Browning-Ferris Inds., Inc. .............     739     21,015
  Brunswick Corp. .........................     399      9,875
  Burlington Northern Santa Fe Corp. ......   1,978     66,757
  Burlington Resources, Inc. ..............     754     27,002
  Cabletron Systems, Inc. .................     707      5,921
  Campbell Soup Co. .......................   1,889    103,895
  Capital One Financial Corp. .............     279     32,085
  Cardinal Health, Inc. ...................     847     64,266
  Carolina Power & Light Co. ..............     643     30,261
  Case Corp. ..............................     334      7,285
  Caterpillar, Inc. .......................   1,513     69,598
  CBS Corp. ...............................   2,978     97,529
  Cendant Corp. ...........................   3,598     68,586
  Centex Corp. ............................     260     11,716
  Central & South West Corp. ..............     904     24,803
  Ceridian Corp. ..........................     304     21,223
  Champion International Corp. ............     406     16,443
  Charles Schwab Corp. ....................   1,691     95,013
  Chase Manhattan Corp. ...................   3,587    244,140
  Chevron Corp. ...........................   2,767    229,488
  Chubb Corp. .............................     691     44,828
  CIGNA Corp. .............................     871     67,339
  Cincinnati Financial Corp. ..............     710     26,003
  CINergy Corp. ...........................     674     23,168
  Circuit City Group, Inc. ................     417     20,823
  Cisco Systems, Inc. .....................   6,687    620,678
  Citigroup Inc. ..........................   9,618    476,091
  Clear Channel Communications, Inc. ......   1,050     57,225
  Clorox Co. ..............................     439     51,280
  Coastal Corp. ...........................     904     31,583
  Coca-Cola Co. ...........................  10,439    698,108
  Coca-Cola Enterprises, Inc. .............   1,653     59,094
  Colgate-Palmolive Co. ...................   1,235    114,700
  Columbia Energy Group ...................     355     20,501
  Columbia/HCA Healthcare Corp. ...........   2,722     67,369
  Comcast Corp. Cl A ......................   1,557     91,376
  Comerica, Inc. ..........................     660     45,003
  Compaq Computer Corp. ...................   7,210    302,369
  Computer Associates Intl., Inc. .........   2,270     96,758
  Computer Sciences Corp. .................     670     43,173
  Conagra, Inc. ...........................   2,064     65,016
  Conseco, Inc. ...........................   1,334     40,770

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                                  SHARES      VALUE
                                                 -------- ------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Consolidated Edison, Inc. ....................     985   $   52,081
  Consolidated Natural Gas Co. .................     408       22,032
  Consolidated Stores Corp. ....................     455        9,185
  Cooper Industries, Inc. ......................     430       20,505
  Cooper Tire & Rubber Co. .....................     353        7,214
  Coors (Adolph) Co. Cl B ......................     166        9,368
  Corning Inc. .................................     980       44,100
  Costco Co. ...................................     913       65,907
  Countrywide Credit Industries, Inc. ..........     480       24,090
  Crane Co. ....................................     309        9,327
  Crown Cork & Seal, Inc. ......................     508       15,652
  CSX Corp. ....................................     907       37,640
  Cummins Engine Co., Inc. .....................     171        6,070
  CVS Corp. ....................................   1,645       90,475
  Cyprus Amax Minerals Co. .....................     419        4,190
  Dana Corp. ...................................     704       28,776
  Danaher Corp. ................................     569       30,903
  Darden Restaurants, Inc. .....................     608       10,944
  Data General Corp. ...........................     214        3,517
  Dayton-Hudson Corp. ..........................   1,855      100,633
  Deere & Co. ..................................   1,014       33,588
  Dell Computer Corp. ..........................   5,401      395,285
  Delta Air Lines, Inc. ........................     607       31,564
  Deluxe Corp. .................................     342       12,504
  Dillard's Inc. Cl A ..........................     468       13,279
  Disney (Walt) Co. ............................   8,689      260,670
  Dollar General Corp. .........................     768       18,144
  Dominion Resources, Inc. .....................     829       38,755
  Donnelley (R.R.) & Sons Co. ..................     564       24,710
  Dover Corp. ..................................     949       34,757
  Dow Chemical Co. .............................     933       84,844
  Dow Jones & Co., Inc. ........................     390       18,768
  DTE Energy Co. ...............................     617       26,453
  Du Pont (E.I.) de Nemours & Co. ..............   4,775      253,373
  Duke Energy Corp. ............................   1,527       97,823
  Dun & Bradstreet Corp. .......................     694       21,904
  Eastern Enterprises ..........................      91        3,981
  Eastman Chemical Co. .........................     329       14,722
  Eastman Kodak Co. ............................   1,366       98,352
  Eaton Corp. ..................................     304       21,489
  Ecolab Inc. ..................................     550       19,903
  Edison International .........................   1,496       41,701
  EG&G, Inc. ...................................     205        5,701
  Electronic Data Systems Corp. ................   2,078      104,419
  EMC Corp. ....................................   2,128      180,880
  Emerson Electric Co. .........................   1,858      112,409
  Engelhard Corp. ..............................     595       11,602
  Enron Corp. ..................................   1,395       79,602
  Entergy Corp. ................................   1,049       32,650
  Equifax Inc. .................................     613       20,956
  Exxon Corp. ..................................  10,296      752,895
  FDX Corp. ....................................     624       55,536
  Federated Department Stores, Inc. ............     851       37,071
  Federal Home Loan Mortgage Corp. .............   2,878      185,451
  Fifth Third Bancorp ..........................   1,125       80,226
  First Data Corp. .............................   1,871       59,287
  First Union Corp. ............................   4,202      255,534
  FirstEnergy Corp. ............................   1,008       32,823
  Fleet Financial Group, Inc. ..................   2,397      107,115
  Fleetwood Enterprises, Inc. ..................     148        5,143
  Fluor Corp. ..................................     332       14,130
  FMC Corp. ....................................     145        8,120
  Federal National Mortgage Association ........   4,398      325,452
  Ford Motor Co. ...............................   5,132      301,184


                                                  SHARES      VALUE
                                                 -------- ------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Fort James Corp. .............................     937   $   37,480
  Fortune Brands, Inc. .........................     727       22,991
  Foster Wheeler Corp. .........................     182        2,400
  FPL Group, Inc. ..............................     767       47,266
  Franklin Resources, Inc. .....................   1,073       34,336
  Fred Meyer, Inc. .............................     642       38,680
  Freeport-McMoran Copper & Gold Cl B ..........     725        7,567
  Frontier Corp. ...............................     736       25,024
  Fruit of the Loom, Inc. Cl A .................     328        4,530
  Gannett Co., Inc. ............................   1,188       76,626
  Gap, Inc. ....................................   2,444      137,475
  Gateway 2000, Inc. ...........................     649       33,220
  General Dynamics Corp. .......................     539       31,598
  General Electric Co. .........................  13,877    1,416,321
  General Instrument Corp. .....................     695       23,586
  General Mills, Inc. ..........................     646       50,226
  General Motors Corp. .........................   2,776      198,657
  Genuine Parts Co. ............................     765       25,579
  Georgia-Pacific (Timber Group) ...............     366       21,433
  Gillette Co. .................................   4,705      227,310
  Golden West Financial Corp. ..................     242       22,188
  Goodrich (B.F.) Co. ..........................     316       11,336
  Goodyear Tire & Rubber Co. ...................     663       33,440
  GPU, Inc. ....................................     544       24,038
  Grainger (W.W.), Inc. ........................     394       16,400
  Great Atlantic & Pac. Tea Inc. ...............     171        5,065
  Great Lakes Chemical Corp. ...................     246        9,840
  GTE Corp. ....................................   4,093      266,045
  Guidant Corp. ................................     635       70,008
  Halliburton Co. ..............................   1,854       54,924
  Harcourt General, Inc. .......................     295       15,690
  Harnischfeger Industries, Inc. ...............     221        2,251
  Harrah's Entertainment, Inc. .................     452        7,090
  Harris Corp. .................................     333       12,196
  Hartford Financial Services Group ............     985       54,051
  Hasbro, Inc. .................................     556       20,085
  HBO & Co. ....................................   1,966       56,399
  HCR Manor Care, Inc. .........................     485       14,246
  HealthSouth Corp. ............................   1,799       27,772
  Heinz (H.J.) Co. .............................   1,527       86,466
  Helmerich & Payne, Inc. ......................     224        4,340
  Hercules, Inc. ...............................     433       11,853
  Hershey Food Corp. ...........................     595       37,001
  Hewlett-Packard Co. ..........................   4,399      300,506
  Hilton Hotels Corp. ..........................   1,120       21,420
  Home Depot, Inc. .............................   6,630      405,673
  Homestake Mining Co. .........................   1,046        9,610
  Honeywell, Inc. ..............................     523       39,388
  Household International Corp. ................   2,036       80,676
  Houston Industries, Inc. .....................   1,207       38,774
  Humana, Inc. .................................     734       13,074
  Huntington Bancshares, Inc. ..................     897       26,966
  Ikon Office Solutions, Inc. ..................     595        5,094
  Illinois Tool Works, Inc. ....................   1,055       61,190
  IMS Health, Inc. .............................     677       51,071
  Inco Ltd. ....................................     748        7,900
  Ingersoll Rand Co. ...........................     699       32,809
  Intel Corp. ..................................   7,059      836,932
  International Paper Co. ......................   1,299       58,211
  Interpublic Group of Cos., Inc. ..............     589       46,972
  International Business Machines Corp. ........   3,951      729,947
  International Flavors & Fragrances, Inc. .....     441       19,486
  ITT Industries, Inc. .........................     431       17,132
  Jefferson-Pilot Corp. ........................     440       33,000

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                             SHARES      VALUE
                                            -------- ------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   Johnson & Johnson ......................   5,693   $  477,500
   Johnson Controls, Inc. .................     360       21,240
   Jostens, Inc. ..........................     176        4,608
   Kaufman & Broad Home Corp. .............     174        5,002
   Kellogg Co. ............................   1,709       58,319
   Kerr-McGee Corp. .......................     214        8,185
   KeyCorp ................................   1,920       61,440
   Kimberly Clark Corp. ...................   2,285      124,532
   King World Productions, Inc. ...........     330        9,714
   KLA Tencor Corp. .......................     375       16,265
   Kmart Corp. ............................   2,096       32,095
   Knight-Ridder, Inc. ....................     334       17,075
   Kohl's Corp. ...........................     657       40,364
   Kroger Co. .............................   1,081       65,400
   Laidlaw, Inc. ..........................   1,370       13,785
   Lehman Brothers Holdings, Inc. .........     482       21,238
   Lilly (Eli) & Co. ......................   4,655      413,713
   Limited, Inc. ..........................     969       28,222
   Lincoln National Corp. .................     420       34,361
   Liz Claiborne, Inc. ....................     268        8,458
   Lockheed Martin Corp. ..................     828       70,173
   Loews Corp. ............................     482       47,356
   Longs Drug Stores Corp. ................     176        6,600
   Louisiana-Pacific Corp. ................     490        8,973
   Lowe's Companies, Inc. .................   1,487       76,115
   LSI Logic Corp. ........................     587        9,465
   Lucent Technologies, Inc. ..............   5,567      612,370
   Mallinckrodt, Inc. .....................     303        9,336
   Marriott International, Inc. Cl A ......   1,064       30,856
   Marsh & McLennan Cos., Inc. ............   1,085       63,404
   Masco Corp. ............................   1,439       41,371
   Mattel, Inc. ...........................   1,223       27,899
   May Department Stores Co. ..............     985       59,469
   Maytag Corp. ...........................     374       23,281
   MBIA Inc. ..............................     422       27,667
   MBNA Corp. .............................   3,171       79,076
   McDermott International, Inc. ..........     271        6,690
   McDonald's Corp. .......................   2,869      219,837
   McGraw-Hill Cos., Inc. .................     409       41,666
   MCI WorldCom Inc. ......................   7,762      556,923
   Mead Corp. .............................     437       12,809
   MediaOne Group, Inc. ...................   2,560      120,320
   Medtronic, Inc. ........................   2,080      154,440
   Mellon Bank Corp. ......................   1,101       75,693
   Mercantile Bancorporation ..............     654       30,165
   Merck & Co., Inc. ......................   5,044      744,935
   Meredith Corp. .........................     217        8,218
   Merrill Lynch & Co., Inc. ..............   1,496       99,858
   MGIC Investment Corp. ..................     455       18,114
   Micron Technology, Inc. ................     906       45,809
   Microsoft Corp. ........................  10,560    1,464,730
   Milacron, Inc. .........................     179        3,445
   Millipore Corp. ........................     195        5,545
   Minnesota Mining & Mfg. Co. ............   1,693      120,414
   Mirage Resorts, Inc. ...................     801       11,964
   Mobil Corp. ............................   3,308      288,209
   Monsanto Co. ...........................   2,642      125,495
   Moore Corp., Ltd. ......................     398        4,378
   Morgan (J.P.) & Co., Inc. ..............     737       77,431
   Morgan Stanley Dean Witter Co. .........   2,450      173,950
   Morton International, Inc. .............     531       13,009
   Motorola, Inc. .........................   2,546      155,465
   NACCO Industries, Inc. Cl A ............      37        3,404
   Nalco Chemical Co. .....................     272        8,432


                                             SHARES      VALUE
                                            -------- ------------
 INDEXED ASSETS (CONTINUED):
 COMMON STOCKS (CONTINUED)
   National City Corp. ....................   1,395   $  101,137
   National Semiconductor Corp. ...........     690        9,315
   National Service Industries ............     176        6,688
   Navistar International Corp. ...........     293        8,350
   New Century Energies, Inc. .............     475       23,156
   New York Times Co. Cl A ................     758       26,293
   Newell Co. .............................     676       27,885
   Newmont Mining Corp. ...................     695       12,553
   Nextel Communications, Inc. Cl A .......   1,222       28,869
   Niagara Mohawk Power Corp. .............     778       12,545
   Nicor, Inc. ............................     198        8,365
   Nike, Inc. Cl B ........................   1,210       49,080
   Nordstrom, Inc. ........................     619       21,471
   Norfolk Southern Corp. .................   1,603       50,795
   Northern States Power Co. ..............     634       17,593
   Northern Telecom, Ltd. .................   2,750      137,843
   Northern Trust Corp. ...................     461       40,251
   Northrop Grumman Corp. .................     286       20,913
   Novell, Inc. ...........................   1,497       27,133
   Nucor Corp. ............................     372       16,089
   Occidental Petroleum Corp. .............   1,437       24,249
   Omnicom Group, Inc. ....................     701       40,658
   Oneok, Inc. ............................     139        5,021
   Oracle Corp. ...........................   4,122      177,761
   Oryx Energy Co. ........................     472        6,342
   Owens Corning ..........................     239        8,469
   Owens Illinois, Inc. ...................     645       19,753
   Paccar, Inc. ...........................     325       13,365
   PacifiCorp .............................   1,264       26,623
   Pall Corp. .............................     527       13,339
   Parametric Technology Corp. ............   1,131       18,520
   Parker Hannifin Corp. ..................     463       15,163
   Paychex, Inc. ..........................     695       35,749
   Peco Energy Co. ........................     931       38,752
   Penney (J.C.) Co., Inc. ................   1,071       50,203
   PennzEnergy Co. ........................     215        3,507
   Pennzoil-Quaker State Co. ..............     215        3,171
   Peoples Energy Corp. ...................     157        6,260
   Peoplesoft, Inc. .......................     968       18,331
   Pep Boys-Manny, Moe & Jack .............     283        4,439
   PepsiCo, Inc. ..........................   6,223      254,754
   Perkin-Elmer Corp. .....................     207       20,195
   Pfizer, Inc. ...........................   5,496      689,404
   PG & E Corp. ...........................   1,616       50,904
   Pharmacia & Upjohn, Inc. ...............   2,143      121,347
   Phelps Dodge Corp. .....................     254       12,922
   Phillip Morris Cos., Inc. ..............  10,310      551,585
   Phillips Petroleum Co. .................   1,080       46,035
   Pioneer Hi-Bred Intl., Inc. ............   1,027       27,729
   Pitney Bowes, Inc. .....................   1,150       75,971
   Placer Dome, Inc. ......................   1,039       11,948
   PNC Bank Corp. .........................   1,269       68,684
   Polaroid Corp. .........................     204        3,812
   Potlatch Corp. .........................     130        4,793
   PP&L Resources, Inc. ...................     643       17,923
   PPG Industries, Inc. ...................     752       43,804
   Praxair, Inc. ..........................     671       23,652
   Proctor & Gamble Co. ...................   5,617      512,902
   Progressive Corp. of Ohio ..............     307       51,998
   Provident Companies, Inc. ..............     575       23,862
   Providian Financial Corp. ..............     811       60,825
   Public Svc. Enterprise Group, Inc. .....     948       37,920
   Pulte Corp. ............................     190        5,284
   Quaker Oats Co. ........................     579       34,450

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                                 SHARES      VALUE
                                                -------- -------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Ralston Purina Co. ..........................  1,324    $    42,864
  Raychem Corp. ...............................    346         11,180
  Raytheon Co. Cl B ...........................  1,421         75,668
  Reebok International Ltd. ...................    252          3,748
  Regions Financial Corp. .....................    919         37,047
  Republic New York Corp. .....................    446         20,320
  Reynolds Metals Co. .........................    282         14,857
  Rite-Aid Corp. ..............................  1,092         54,122
  RJR Nabisco Holdings Corp. ..................  1,350         40,078
  Rockwell Intl., Corp. .......................    794         38,558
  Rohm & Haas Co. .............................    692         20,846
  Rowan Cos., Inc. ............................    388          3,880
  Royal Dutch Petro Co. .......................  9,078        434,609
  Rubbermaid, Inc. ............................    638         20,057
  Russell Corp. ...............................    163          3,310
  Ryder System, Inc. ..........................    305          7,930
  Safeco Corp. ................................    566         24,302
  Safeway, Inc. ...............................  2,050        124,921
  Sara Lee Corp. ..............................  3,852        108,578
  SBC Communications, Inc. ....................  8,279        443,961
  Schering-Plough Corp. .......................  6,233        344,373
  Schlumberger, Ltd. ..........................  2,302        106,179
  Scientific-Atlanta, Inc. ....................    347          7,915
  Seagate Technology ..........................  1,043         31,550
  Seagram, Ltd. ...............................  1,662         63,156
  Sealed Air Corp. ............................    347         17,718
  Sears Roebuck & Co. .........................  1,616         68,680
  Sempra Energy ...............................  1,021         25,907
  Service Corp. International .................  1,094         41,640
  Shared Medical Systems Corp. ................    112          5,586
  Sherwin-Williams Co. ........................    731         21,473
  Sigma-Aldrich Corp. .........................    418         12,278
  Silicon Graphics, Inc. ......................    779         10,029
  SLM Holding Corp. ...........................    688         33,024
  Snap-On, Inc. ...............................    245          8,529
  Sonat, Inc. .................................    484         13,098
  Southern Co. ................................  2,941         85,472
  Southwest Airlines Co. ......................  1,430         32,085
  Springs Industries, Inc. ....................     90          3,729
  Sprint Corp. (FON Group) ....................  1,827        153,696
  Sprint Corp. (PCS Group) ....................  1,766         40,838
  St. Jude Medical, Inc. ......................    375         10,382
  St. Paul Companies, Inc. ....................    979         34,020
  Stanley Works ...............................    369         10,239
  Staples, Inc. ...............................  1,317         57,536
  State Street Corp. ..........................    681         47,372
  Summit Bancorp ..............................    738         32,241
  Sun America, Inc. ...........................    916         74,310
  Sun Microsystems, Inc. ......................  1,605        137,428
  Sunoco, Inc. ................................    389         14,028
  Suntrust Banks, Inc. ........................    884         67,626
  Supervalu, Inc. .............................    512         14,336
  Synovus Financial Corp. .....................  1,137         27,714
  Sysco Corp. .................................  1,388         38,083
  Tandy Corp. .................................    421         17,339
  Tektronix, Inc. .............................    225          6,764
  Tele-Communications, Inc. (TCI-Gp. "A") .....  2,269        125,504
  Tellabs, Inc. ...............................    819         56,152
  Temple-Inland, Inc. .........................    236         13,997
  Tenet Healthcare Corp. ......................  1,317         34,571



                                                 SHARES      VALUE
                                                -------- -------------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Tenneco, Inc. ...............................    723    $    24,627
  Texaco, Inc. ................................  2,254        119,180
  Texas Instruments, Inc. .....................  1,654        141,520
  Texas Utilities Co. .........................  1,191         55,604
  Textron, Inc. ...............................    670         50,878
  Thermo Electron Corp. .......................    660         11,178
  Thomas & Betts Corp. ........................    246         10,654
  Time Warner, Inc. ...........................  5,204        322,973
  Times Mirror Co. Cl A .......................    331         18,536
  Timken Co. ..................................    282          5,322
  TJX Companies ...............................  1,370         39,730
  Torchmark Corp. .............................    596         21,046
  Toys R Us, Inc. .............................  1,111         18,748
  Transamerica Corp. ..........................    265         30,607
  Tribune Co. .................................    505         33,330
  Tricon Global Restaurants Inc. ..............    649         32,531
  TRW, Inc. ...................................    498         27,981
  Tupperware Corp. ............................    274          4,503
  Tyco International Ltd. .....................  2,733        206,170
  U.S. Bancorp ................................  3,061        108,665
  U.S. West, Inc. .............................  2,119        136,940
  Unicom Corp. ................................    902         34,783
  Unilever N.V. ...............................  2,715        225,175
  Union Camp Corp. ............................    294         19,845
  Union Carbide Corp. .........................    552         23,460
  Union Pacific Corp. .........................  1,049         47,270
  Union Pacific Resources Group, Inc. .........  1,043          9,452
  Union Planters Corp. ........................    565         25,601
  Unisys Corp. ................................  1,060         36,503
  United Healthcare Corp. .....................    792         34,105
  United Technologies Corp. ...................    952        103,530
  Unocal Corp. ................................  1,026         29,946
  UNUM Corp. ..................................    588         34,324
  US Airways Group, Inc. ......................    363         18,876
  UST, Inc. ...................................    791         27,586
  USX-Marathon Group ..........................  1,278         38,499
  USX-U.S. Steel Group ........................    384          8,832
  V F Corp. ...................................    510         23,906
  Venator Group, Inc. .........................    605          3,894
  Viacom, Inc. Cl B ...........................  1,467        108,558
  W.R. Grace & Co. ............................    333          5,223
  Wachovia Corp. ..............................    855         74,759
  Wal-Mart Stores, Inc. .......................  9,540        776,913
  Walgreen Co. ................................  2,103        123,156
  Warner-Lambert Co. ..........................  3,484        261,953
  Washington Mutual, Inc. .....................  2,502         95,545
  Waste Management, Inc. ......................  2,422        112,925
  Wells Fargo & Company .......................  6,859        273,931
  Wendy's International, Inc. .................    545         11,887
  Westvaco Corp. ..............................    421         11,288
  Weyerhaeuser Co. ............................    844         42,885
  Whirlpool Corp. .............................    316         17,498
  Willamette Industries, Inc. .................    472         15,812
  Williams Cos., Inc. .........................  1,808         56,387
  Winn-Dixie Stores, Inc. .....................    632         28,361
  Worthington Industries, Inc. ................    433          5,412
  Wrigley (Wm.) Jr. Co. .......................    493         44,154
  Xerox Corp. .................................  1,391        164,138
                                                          -----------
  TOTAL INDEXED ASSETS -- COMMON STOCKS
  (Cost: $23,363,581) 60.0% ............................   42,016,332
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998



                                                                    FACE
                                              RATE     MATURITY    AMOUNT       VALUE
                                           ---------- ---------- ---------- -------------
INDEXED ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
 U.S. Treasury Bill ......................     4.55%  02/04/99    $ 55,000   $    54,761
 U.S. Treasury Bill ......................     4.93   02/04/99      40,000        39,809
                                                                             -----------
                                                                                  94,570
                                                                             -----------
COMMERCIAL PAPER (0.2%)
 Duke Energy Corp. .......................     5.25   01/04/99     133,000       132,942
                                                                             -----------
TOTAL INDEXED SHORT-TERM DEBT SECURITIES (Cost: $227,512) 0.3%...........        227,512
                                                                             -----------
TOTAL INDEXED ASSETS (Cost: $23,591,093) 60.3%...........................     42,243,844
                                                                             -----------

  The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                          SHARES      VALUE
                                         -------- ------------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (0.8%)
  Barrick Gold Corp. ...................   1,800   $   35,100
  Cabot Corp. ..........................   4,200      117,337
  Homestake Mining Co. .................   2,900       26,643
  Lone Star Technologies, Inc.* ........   7,200       72,900
  Newmont Mining Corp. .................   1,300       23,481
  Oregon Steel Mills, Inc. .............   4,500       53,437
  Placer Dome, Inc. ....................   2,600       29,900
  Praxair, Inc. ........................   5,200      183,300
                                                   ----------
                                                      542,098
                                                   ----------
CONSUMER, CYCLICAL (6.2%)
  American Greetings Corp. Cl A ........   4,000      164,250
  ASA Holdings, Inc. ...................   1,400       42,700
  Atlantic Coast Airlines, Inc.* .......   5,600      140,000
  Bed Bath & Beyond, Inc.* .............   6,300      214,987
  Bergen Brunswig ......................   8,400      292,950
  BJ's Wholesale Club, Inc. ............   4,600      213,037
  Blyth Industries, Inc.* ..............   3,000       93,750
  Borders Group, Inc.* .................   2,500       62,343
  CKE Restaurants, Inc. ................     781       22,990
  Clear Channel Communications .........   2,176      118,592
  Coach USA, Inc.* .....................   3,400      117,937
  Consolidated Graphics, Inc.* .........   1,500      101,343
  Consolidated Stores Corp.* ...........   4,100       82,768
  ContinentalAirlines, Inc. Cl. B* .....   1,500       50,250
  Cox Radio, Inc.* .....................   1,700       71,825
  Dollar Tree Stores * .................   2,100       91,743
  Ethan Allen Interiors, Inc. ..........   1,800       73,800
  Family Dollar Stores Inc. ............   6,800      149,600
  Furniture Brands Intl., Inc.* ........   1,000       27,250
  Gannett Co., Inc. ....................   2,900      187,050
  Jacor Communications, Inc.* ..........   2,600      167,375
  Linens'n Things, Inc.* ...............   6,500      257,562
  Magna International, Inc. Cl A* ......   1,500       93,000
  Masco Corp. ..........................   6,500      186,875
  Mattel, Inc. .........................   2,300       52,468
  Meredith Corp. .......................   2,300       87,112
  Nordstrom, Inc. ......................   4,300      149,156
  Office Depot, Inc.* ..................   5,300      195,768
  Outback Steakhouse, Inc.* ............   3,800      151,525
  Outdoor Systems, Inc.* ...............   3,175       95,250
  Rent-Way Inc.* .......................   2,300       55,918
  Saks Incorporated* ...................   3,000       94,687
  Skywest, Inc. ........................   5,700      186,318
  The Men's Wearhouse, Inc.* ...........   3,300      104,775
  Tiffany & Co. ........................   2,400      124,500
  Westpoint Stevens Inc.* ..............   1,600       50,500
                                                   ----------
                                                    4,371,954
                                                   ----------
CONSUMER, NON-CYCLICAL (5.4%)
  Agouron Pharmaceuticals Inc.* ........   2,400      141,000
  Amazon.com, Inc.* ....................     700      224,875
  American Home Products Corp. .........   3,400      191,462
  Anesta Corp.* ........................   2,800       74,550
  Baxter International Inc. ............   1,700      109,331
  Biogen Inc. ..........................     400       33,200
  Biomet, Inc. .........................   1,600       64,400
  Diageo PLC--Sponsored ADR ............   2,000       92,500
  Dura Pharmaceuticals, Inc.* ..........   5,500       83,531
  Earthgrains Co. ......................   5,800      179,437
  Elan Corp Plc -Spons ADR* ............   1,200       83,475


                                          SHARES      VALUE
                                         -------- ------------
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
CONSUMER, NON-CYCLICAL (CONTINUED)
  Food Lion, Inc. ......................  10,800   $  114,750
  Forest Laboratories, Inc.* ...........   2,100      111,693
  Fort James Corp of Virginia ..........   2,800      112,000
  Fred Meyer, Inc.* ....................   2,400      144,600
  Health Management Associates* ........   3,200       69,200
  IDEC Pharmaceuticals Corp.* ..........   1,000       47,000
  Integrated Health Services ...........   3,200       45,200
  Lilly (Eli) & Co. ....................   1,500      133,312
  Medimmune, Inc.* .....................   2,200      218,762
  Medquist, Inc.* ......................   4,300      169,850
  Metzler Group, Inc.* .................   2,100      102,243
  Omnicare, Inc. .......................   4,600      159,850
  Phillip Morris Cos., Inc. ............   5,200      278,200
  SangStat Medical Corp.* ..............   2,900       61,625
  Starbucks Corp.* .....................   3,600      202,050
  Suiza Foods Corp.* ...................   2,400      122,250
  US Foodservice* ......................   5,200      254,800
  Williams-Sonoma Inc.* ................   4,500      181,406
                                                   ----------
                                                    3,806,552
                                                   ----------
ENERGY (1.2%)
  Amoco Corp.* .........................   3,200      193,200
  Elf Aquitaine--ADR ...................   3,200      181,200
  Schlumberger, Ltd. ...................   1,800       83,025
  Shell Transport & Trading--ADR .......   3,400      126,437
  USX-Marathon Group ...................   8,100      244,012
                                                   ----------
                                                      827,874
                                                   ----------
FINANCIAL (7.5%)
  American Int'l. Group, Inc. ..........   3,825      369,590
  Aon Corp. ............................   2,100      116,287
  Arden Realty Group ...................   4,100       95,068
  ARM Financial Group, Inc. ............   4,500       99,843
  BankAmerica Corp. ....................   6,323      380,170
  Chicago Title Corp. ..................   2,200      103,262
  ChoicePoint, Inc.* ...................     700       45,150
  Citigroup Inc. .......................   9,800      485,100
  Commerce Bancshares, Inc. ............     600       25,512
  Cullen/Frost Bankers Inc. ............   1,600       87,800
  Dime Bancorp Inc. ....................   4,400      116,325
  Equity Residential Prop. Tr. .........   2,300       93,006
  Finova Group, Inc. ...................   3,000      161,812
  First Union Corp. ....................   3,500      212,843
  Fleet Financial Group, Inc. ..........   4,500      201,093
  Frontier Insurance Group, Inc. .......   3,200       41,200
  Glenborough Realty Trust, Inc. .......   4,800       97,800
  HCC Insurance Holdings, Inc. .........   5,100       89,887
  Heller Financial, Inc. ...............   5,200      152,750
  Horace Mann Educators Corp. ..........   3,800      108,300
  Household International Corp. ........   5,279      209,180
  Keystone Financial, Inc. .............   2,200       81,400
  Kimco Realty Corp. ...................   2,300       91,281
  Loews Corp. ..........................   1,600      157,200
  Mack-Cali Realty Corp. ...............   3,000       92,625
  Morgan Stanley Dean Witter ...........   2,600      184,600
  National City Corp. ..................   2,160      156,600
  Natl. Commerce Bancorporation ........   2,800       52,675
  North Fork Bancorporation, Inc. ......   4,100       98,143
  Oriental Financial Group .............   4,900      153,431
  Providian Financial Corp. ............   1,500      112,500
  Public Storage, Inc. .................   3,000       81,187

---------
* Non-income producing security.


   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998




                                            SHARES      VALUE
                                           -------- -------------
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
FINANCIAL (CONTINUED)
  SL Green Realty Corp. ..................   5,200   $   112,450
  Sovereign Bancorp, Inc. ................   1,800        25,650
  Spieker Pptys Inc. .....................   2,600        90,025
  Summit Bancorp .........................   2,000        87,375
  Telebanc Financial Corp.* ..............   2,200        74,800
  Torchmark Corp. ........................   2,800        98,875
  Waddell & Reed Financial, Inc. .........     542        12,637
  Washington Mutual, Inc. ................   5,500       210,031
                                                     -----------
                                                       5,265,463
                                                     -----------
INDUSTRIAL (2.4%)
  AFC Cable Systems, Inc.* ...............   1,500        50,437
  BISYS Group, Inc.* .....................   2,900       149,712
  Burlington Northern Santa Fe ...........   5,600       189,000
  Covenant Transport, Inc. Cl A* .........   4,500        80,437
  Dycom Industries, Inc.* ................   1,000        57,125
  First Data Corp. .......................   5,000       158,437
  Heico Corp. ............................     900        28,406
  Hooper Holmes, Inc. ....................   4,000       116,000
  Kansas City Southern Inds. .............   2,700       132,806
  Pittway Corp. ..........................     900        29,756
  QRS Corp.* .............................   1,400        67,200
  Semtech Corp. ..........................   2,400        86,100
  Sherwin-Williams Co. ...................   2,000        58,750
  Siebel Systems Inc * ...................   1,100        37,331
  Swift Transportation Co., Inc.* ........   3,000        84,093
  Tetra Tech, Inc.* ......................   3,700       100,131
  U.S. Xpress Enterprises, Inc. Cl A .....   3,000        45,000
  Williams Cos., Inc. ....................   5,300       165,293
  Young & Rubicam Inc.* ..................     900        29,137
                                                     -----------
                                                       1,665,151
                                                     -----------
TECHNOLOGY (12.2%)
  3Com Corp.* ............................   9,400       421,237
  Altera Corp.* ..........................   1,300        79,137
  Alza Corp.* ............................   3,900       203,775
  Applied Materials, Inc.* ...............  10,400       443,950
  Ascend Communications, Inc.* ...........   1,200        78,900
  ASM Lithography Holding NV* ............   2,300        70,150
  At Home Corp--Ser A* ...................   1,000        74,250
  AT&T Corp. .............................   2,200       165,550
  Atmel Corp.* ...........................  11,900       182,218


                                            SHARES      VALUE
                                           -------- -------------
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
  Centocor, Inc.* ........................   1,800   $    81,225
  Ceridian Corp.* ........................   2,200       153,587
  Ciena Corp.* ...........................   4,400        64,350
  Cisco Systems, Inc.* ...................  17,700     1,642,821
  Citrix Systems, Inc.* ..................   1,700       165,006
  Compaq Computer Corp. ..................  17,200       721,325
  Dionex Corp * ..........................   2,700        98,887
  Excite, Inc.* ..........................   1,700        71,506
  Hewlett-Packard Co. ....................   2,800       191,275
  INKTOMI CORP* ..........................     300        38,812
  Intel Corp. ............................   6,900       818,081
  Intl. Business Machines Corp. ..........   1,300       240,175
  Intuit, Inc.* ..........................   1,100        79,750
  Linear Technology Corp. ................   6,300       564,243
  Maxim Integrated Products, Inc.* .......   9,200       401,925
  Maxtor Corp.* ..........................   2,200        30,800
  Newbridge Networks Corp.* ..............     900        27,337
  Novellus Systems Inc.* .................   1,500        74,250
  Parametric Technology Corp.* ...........   9,800       160,475
  Raytheon Co. Cl B ......................   3,800       202,350
  Sanmina Corp.* .........................   1,100        68,750
  Teradyne, Inc. * .......................   2,100        88,987
  Visual Networks, Inc.* .................     800        30,000
  Xerox Corp. ............................   2,350       277,300
  Xilinx, Inc.* ..........................   8,700       566,587
                                                     -----------
                                                       8,578,971
                                                     -----------
UTILITIES (1.3%)
  AES Corp.* .............................     700        33,162
  CILCORP Inc. ...........................     600        36,712
  Commonwealth Energy System .............   1,000        40,500
  Consolidated Natural Gas Co. ...........   2,100       113,400
  Entergy Corp. ..........................   5,700       177,412
  MCI WorldCom Inc.* .....................   3,109       223,072
  MDU Resources Group ....................   1,200        31,575
  Montana Pwr Co. ........................   1,200        67,875
  SBC Communications, Inc. ...............   3,000       160,875
  SIGCORP, Inc. ..........................   1,000        35,750
                                                     -----------
                                                         920,333
                                                     -----------
  TOTAL ACTIVE ASSETS -- COMMON STOCKS
  (Cost: $19,714,350) 37.0% .......................   25,978,396
                                                     -----------

---------
* Non-income producing security.















   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1998



                                                                           FACE
                                                    RATE     MATURITY     AMOUNT         VALUE
                                                 ---------- ---------- ------------ --------------
ACTIVE ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
AGENCIES (0.1%)
 Federal National Mortgage Association ......... 4.90%      02/05/99    $   36,000   $    35,828
                                                                                     -----------
COMMERCIAL PAPER (2.6%)
 Centerior Fuel Corp. .......................... 5.05       01/08/99       200,000       199,804
 Duke Power Company ............................ 5.25       01/04/99       440,000       439,807
 Ford Motor Credit Co. ......................... 6.09       01/04/99     1,209,000     1,208,386
                                                                                     -----------
                                                                                       1,847,997
                                                                                     -----------
TOTAL ACTIVE ASSETS SHORT-TERM DEBT SECURITIES (Cost: $1,883,825) 2.7% ..........      1,883,825
                                                                                     -----------
TOTAL ACTIVE ASSETS (Cost: $21,598,175) 39.7% ...................................     27,862,221
                                                                                     -----------
TOTAL INVESTMENTS (Cost: $45,189,268) 100.0% ....................................    $70,106,065
                                                                                     ===========

  The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                    PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                                       FACE
                                                RATE     MATURITY     AMOUNT        VALUE
                                             ---------- ---------- ------------ ------------
 LONG-TERM DEBT SECURITIES:
 U.S. GOVERNMENT (23.8%)
   U.S. Treasury Note ......................     6.63%  04/30/02    $  500,000   $  529,140
   U.S. Treasury Note ......................     6.50   05/15/05     3,250,000    3,561,805
   U.S. Treasury Bond ......................     7.13   02/15/23     1,500,000    1,848,510
                                                                                 ----------
                                                                                  5,939,455
                                                                                 ----------
 AGENCIES/OTHER GOVERNMENTS (17.7%)
   FHLMC ...................................     8.00   07/15/06       265,420      274,543
   FHLMC ...................................     6.50   10/15/06       351,883      353,090
   FHLMC ...................................     7.00   04/15/17       206,524      206,846
   FHLMC ...................................     0.00   05/22/28     5,000,000      664,050
   FNMA ....................................     6.80   06/25/05       238,970      238,671
   FNMA ....................................     7.00   11/25/05       600,000      604,308
   FNMA ....................................     7.00   10/25/07     1,000,000    1,028,120
   Republic of Iceland .....................     6.13   02/01/04     1,000,000    1,036,970
                                                                                 ----------
                                                                                  4,406,598
                                                                                 ----------
 BASIC MATERIALS (5.2%)
   Georgia-Pacific Corp. ...................     8.63   04/30/25       250,000      263,455
   Lyondell/Arco Petrochemical .............    10.25   11/01/10       500,000      527,995
   Praxair, Inc. ...........................     6.90   11/01/06       500,000      512,230
                                                                                 ----------
                                                                                  1,303,680
                                                                                 ----------
 CONSUMER, CYCLICAL (6.7%)
   Fruit of the Loom, Inc. .................     7.00   03/15/11       250,000      234,415
   Fruit of the Loom, Inc. .................     7.38   11/15/23       250,000      222,408
   Polaroid Corp. ..........................     7.25   01/15/07       250,000      233,455
   Tommy Hilfiger USA, Inc. ................     6.50   06/01/03       500,000      492,785
   Venator Group, Inc. .....................     7.00   10/15/02       500,000      489,900
                                                                                 ----------
                                                                                  1,672,963
                                                                                 ----------
 CONSUMER, NON-CYCLICAL (4.0%)
   Bausch & Lomb, Inc. .....................     6.38   08/01/03       500,000      491,105
   Bausch & Lomb, Inc. .....................     6.75   12/15/04       500,000      494,535
                                                                                 ----------
                                                                                    985,640
                                                                                 ----------
 FINANCIAL (24.6%)
   Bear Stearns Cos., Inc. .................     6.63   10/01/04     1,000,000    1,027,460
   Chase Manhattan Corp. ...................     6.88   12/12/12     1,000,000    1,043,220
   Executive Risk, Inc. ....................     7.13   12/15/07       500,000      540,955
   First American Financial ................     7.55   04/01/28       500,000      515,425
   Harleysville Group, Inc. ................     6.75   11/15/03       250,000      256,898
   Lehman Brothers Holdings, Inc. ..........     0.00   07/28/28     1,000,000      115,490
   Morgan (J.P.) & Co., Inc. ...............     0.00   04/15/27     2,500,000      317,900
   Nationwide Health Properties, Inc. ......     7.90   11/20/06       500,000      503,635
   Rank Group Financial ....................     6.75   11/30/04       500,000      487,785
   Rodamco NV ..............................     7.30   05/15/05     1,000,000    1,063,620
   Triad Guaranty, Inc. ....................     7.90   01/15/28       250,000      266,396
                                                                                 ----------
                                                                                  6,138,784
                                                                                 ----------



   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
              PORTFOLIO OF INVESTMENTS IN SECURITIES  (CONTINUED)
                               DECEMBER 31, 1998


                                                                                     FACE
                                                              RATE     MATURITY     AMOUNT        VALUE
                                                           ---------- ---------- ------------ -------------
 LONG-TERM DEBT SECURITIES (CONTINUED):
 INDUSTRIAL (11.1%)
   Clark Equipment Co. ................................... 8.35%      05/15/23    $  500,000   $   609,175
   Geon Co. .............................................. 7.50       12/15/15       250,000       265,575
   Thermo Electron Corp. ................................. 4.25       01/01/03     1,000,000       890,000
   Williams Cos., Inc. ................................... 6.50       11/15/02     1,000,000     1,009,530
                                                                                               -----------
                                                                                                 2,774,280
                                                                                               -----------
 UTILITIES (2.2%)
   UtiliCorp United, Inc. ................................ 8.00       03/01/23       500,000       548,295
                                                                                               -----------
 TOTAL LONG-TERM DEBT SECURITIES (Cost: $22,787,468) 95.3%                                      23,769,695
                                                                                               -----------
 SHORT-TERM DEBT SECURITIES:
 U. S. GOVERNMENT (0.2%)
   U.S. Treasury Bill .................................... 4.50       01/21/99        10,000         9,975
   U.S. Treasury Bill .................................... 4.09       02/04/99        10,000         9,961
   U.S. Treasury Bill .................................... 4.15       02/18/99        30,000        29,832
   U.S. Treasury Bill .................................... 3.70       02/18/99        10,000         9,950
                                                                                               -----------
                                                                                                    59,718
                                                                                               -----------
 AGENCIES (0.8%)
   FNMA .................................................. 4.95       02/04/99        60,000        59,719
   FNMA .................................................. 5.05       02/05/99        67,000        66,670
   FNMA .................................................. 4.91       02/19/99        71,000        70,524
                                                                                               -----------
                                                                                                   196,913
                                                                                               -----------
 COMMERCIAL PAPER (3.7%)
   Heinz (H.J.) Co. ...................................... 5.20       01/14/99       274,000       273,482
   Koch Industries ....................................... 5.20       01/04/99       638,000       637,724
                                                                                               -----------
                                                                                                   911,206
                                                                                               -----------
 TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,167,837) 4.7%.                                       1,167,837
                                                                                               -----------
 TOTAL INVESTMENTS (Cost: $23,955,305) 100.0%.............                                     $24,937,532
                                                                                               ===========

---------
Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
       FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1998



                                                         DISCOUNT                  FACE       AMORTIZED
                                               RATING*     RATE     MATURITY      AMOUNT        COST
                                              --------- ---------- ---------- ------------- ------------
 SHORT-TERM DEBT SECURITIES:
 AGENCIES (16.4%)
  FHLB ......................................           4.50%      01/25/99    $1,000,000    $  997,000
  FHLMC .....................................           4.88       02/05/99        33,000        32,843
                                                                                             ----------
                                                                                              1,029,843
                                                                                             ----------
 COMMERCIAL PAPER (83.6%)
  Albertson's, Inc. .........................  A1/P1    5.22       01/12/99       120,000       119,808
  Albertson's, Inc. .........................  A1/P1    5.00       01/12/99       178,000       177,728
  Associates Corp. North America ............  A1+/P1   5.30       01/11/99       150,000       149,777
  Bell Atlantic Network Funding .............  A1/P1    5.10       01/15/99       200,000       199,601
  Bellsouth Telecommunications Corp. ........  A1+/P1   5.05       01/20/99       199,000       198,467
  Bemis, Inc. ...............................  A1/P1    5.00       01/04/99       127,000       126,947
  Bemis, Inc. ...............................  A1/P1    5.10       01/14/99       107,000       106,802
  Carolina Power & Light Co. ................  A1/P1    5.33       01/28/99       103,000       102,587
  Central Illinois Light Co. ................  A1+/P1   5.30       01/14/99       200,000       199,616
  Coca-Cola Co. .............................  A1+/P1   5.25       01/15/99       107,000       106,781
  Consolidated Natural Gas Co. ..............  A1+/P1   5.12       01/28/99       162,000       161,376
  Disney (Walt) Co. .........................  A1/P1    5.13       01/05/99       153,000       152,912
  Du Pont (E.I.) De Numours & Co., Inc. .....  A1+/P1   5.18       01/15/99       200,000       199,595
  Duke Power Company ........................  A1+/P1   5.15       01/14/99       151,000       150,718
  Florida Power Corp. .......................  A1+/P1   5.25       01/12/99       200,000       199,677
  Ford Motor Credit Co. .....................  A1/P1    5.32       01/08/99       215,000       214,776
  GTE Funding Inc. ..........................  A1/P1    5.15       02/01/99       200,000       199,110
  Heinz (H.J.) Co. ..........................  A1/P1    5.20       01/14/99       102,000       101,807
  IBM Credit Corp. ..........................  A1/P1    5.08       01/20/99       200,000       199,461
  International Lease Fin. Corp. ............  A1+/P1   5.18       01/06/99       215,000       214,845
  Lucent Technologies, Inc. .................  A1/P1    5.15       01/29/99       200,000       199,196
  Merrill Lynch & Co., Inc. .................  A1+/P1   5.16       01/06/99       200,000       199,856
  National Rural Utilities Corp. ............  A1+/P1   5.17       01/26/99       200,000       199,280
  Northern Ill. Gas Corp. ...................  A1+/P1   5.20       01/08/99       125,000       124,873
  OGE Energy Corp. ..........................  A1/P1    5.95       01/05/99       200,000       199,868
  PepsiCo, Inc. .............................  A1/P1    5.05       01/12/99       150,000       149,767
  PetroFina Delaware, Inc. ..................  A1/P1    5.38       01/05/99       200,000       199,880
  PetroFina Delaware, Inc. ..................  A1/P1    4.95       01/08/99       100,000        99,904
  Proctor & Gamble Co. ......................  A1+/P1   5.20       01/15/99       200,000       199,594
  South Carolina Electric & Gas .............  A1/P1    5.40       02/11/99       200,000       198,769
  Toyota Credit de Puerto Rico Corp. ........  A1+/P1   5.15       01/08/99       200,000       199,798
                                                                                             ----------
                                                                                              5,253,176
                                                                                             ----------
 TOTAL SHORT-TERM DEBT SECURITIES:
  (Cost: $6,283,019) 100.0%.........                                                         $6,283,019
                                                                                             ==========

---------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services. Inc.

Abbreviations: FHLB = Federal Home Loan Bank
       FHLMC = Federal Home Loan Mortgage Corporation



   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



                                                   ALL AMERICA         BOND         MONEY MARKET
                                                      FUND             FUND             FUND
                                                ---------------- ---------------- ----------------
ASSETS:
Investments at market value (Notes 1 and 3)
  (Cost:
   All America Fund -- $45,189,268
   Bond Fund -- $23,955,305
   Money Market Fund -- $6,283,019)............   $ 70,106,065     $ 24,937,532     $  6,283,019
Cash and cash equivalents .....................      1,031,927              590           57,622
Interest and dividends receivable .............         67,676          292,596               --
Shareholders subscriptions receivable .........         58,644           12,000          179,117
                                                  ------------     ------------     ------------
TOTAL ASSETS ..................................     71,264,312       25,242,718        6,519,758
                                                  ------------     ------------     ------------
LIABILITIES:
Payable for securities purchased ..............        459,931               --               --
Dividends payable to shareholders .............          4,502            8,051            7,641
Accrued expenses ..............................            355              115               21
                                                  ------------     ------------     ------------
TOTAL LIABILITIES .............................        464,788            8,166            7,662
                                                  ------------     ------------     ------------
NET ASSETS ....................................   $ 70,799,524     $ 25,234,552     $  6,512,096
                                                  ============     ============     ============
SHARES OUTSTANDING (NOTE 4) ...................      4,693,508        2,425,162          636,338
                                                  ============     ============     ============
NET ASSET VALUE PER SHARE .....................   $      15.08     $      10.41     $      10.23
                                                  ============     ============     ============


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                        ALL AMERICA        BOND       MONEY MARKET
                                                                            FUND           FUND           FUND
                                                                      --------------- -------------- -------------
 INVESTMENT INCOME (NOTE 1):
  Dividends .........................................................  $    751,021    $        --    $        --
  Interest ..........................................................       105,820      1,551,557        226,327
                                                                       ------------    -----------    -----------
 Total Investment Income ............................................       856,841      1,551,557        226,327
                                                                       ------------    -----------    -----------
 EXPENSES (NOTE 2):
  Investment management fees ........................................       311,285        106,164          8,216
  Directors' (independent) fees and expenses ........................        25,619         25,619         25,618
  Custodian expenses ................................................        42,139          4,847         12,403
  Accounting expenses ...............................................        30,000         30,000         26,000
  Transfer agent fees ...............................................        21,339         16,863         22,954
  Registration fees and expenses ....................................        44,621         26,860         29,039
  Audit .............................................................        12,804          6,936          4,260
  Printing and other ................................................        34,477         12,441          2,648
                                                                       ------------    -----------    -----------
 Total Expenses before reimbursement ................................       522,284        229,730        131,138
 Expense reimbursement ..............................................        (9,555)       (63,687)      (114,706)
                                                                       ------------    -----------    -----------
 Net Expenses .......................................................       512,729        166,043         16,432
                                                                       ------------    -----------    -----------
 NET INVESTMENT INCOME ..............................................       344,112      1,385,514        209,895
                                                                       ------------    -----------    -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
 Net realized gain (loss) on investments:
  Net proceeds from sales ...........................................   212,021,596     47,507,019     57,674,403
  Cost of securities sold ...........................................   210,903,129     47,354,438     57,674,548
                                                                       ------------    -----------    -----------
 Net realized gain (loss) on investments ............................     1,118,467        152,581           (145)
 Net unrealized appreciation (depreciation) of investments ..........    10,652,968        346,222             --
                                                                       ------------    -----------    -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............    11,771,435        498,803           (145)
                                                                       ------------    -----------    -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............  $ 12,115,547    $ 1,884,317    $   209,750
                                                                       ============    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                           ALL AMERICA FUND                    BOND FUND
                                                   -------------------------------- -------------------------------
                                                          FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                                             DECEMBER 31,                    DECEMBER 31,
                                                   -------------------------------- -------------------------------
                                                         1998            1997             1998            1997
                                                   --------------- ---------------- --------------- ---------------
From Operations:
 Net investment income ...........................   $   344,112    $      344,286   $  1,385,514    $  1,196,626
 Net realized gain (loss) on investments .........     1,118,467         5,255,923        152,581         224,653
 Net unrealized appreciation (depreciation) of
  investments ....................................    10,652,968         8,744,059        346,222         373,683
                                                     -----------    --------------   ------------    ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ......................    12,115,547        14,344,268      1,884,317       1,794,962
                                                     -----------    --------------   ------------    ------------
Dividend Distributions (Note 5):
 From net investment income ......................      (355,096)         (342,956)    (1,398,540)     (1,195,133)
 From capital gains ..............................      (608,849)       (4,524,483)      (535,067)        (25,567)
                                                     -----------    --------------   ------------    ------------
 Total Distributions .............................      (963,945)       (4,867,439)    (1,933,607)     (1,220,700)
                                                     -----------    --------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Net Proceeds from sale of shares ................     2,124,083         2,120,648      1,216,884       1,388,091
 Dividend reinvestments ..........................       956,071         4,852,995      1,919,969       1,219,471
 Cost of shares redeemed .........................      (105,395)      (15,290,000)            --      (2,051,357)
                                                     -----------    --------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE TRANSACTIONS .................     2,974,759        (8,316,357)     3,136,853         556,205
                                                     -----------    --------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ............    14,126,361         1,160,472      3,087,563       1,130,467
NET ASSETS, BEGINNING OF YEAR/PERIOD .............    56,673,163        55,512,691     22,146,989      21,016,522
                                                     -----------    --------------   ------------    ------------
NET ASSETS, END OF YEAR/PERIOD ...................   $70,799,524    $   56,673,163   $ 25,234,552    $ 22,146,989
                                                     ===========    ==============   ============    ============
COMPONENTS OF NET ASSETS:
 Paid-in capital .................................   $45,096,275    $   42,121,516   $ 24,451,023    $ 21,314,170
 Accumulated undistributed net investment
  income (loss) ..................................        (6,652)            4,332         (6,531)          6,495
 Accumulated undistributed net realized gain
  (loss) on investments ..........................       793,104           283,486       (192,167)        190,319
 Unrealized appreciation (depreciation) of
  investments ....................................    24,916,797        14,263,829        982,227         636,005
                                                     -----------    --------------   ------------    ------------
NET ASSETS, END OF YEAR/PERIOD ...................   $70,799,524    $   56,673,163   $ 25,234,552    $ 22,146,989
                                                     ===========    ==============   ============    ============



                                                           MONEY MARKET FUND
                                                   ----------------------------------
                                                                     FOR THE PERIOD
                                                                       MAY 1, 1997
                                                       FOR THE        (COMMENCEMENT
                                                      YEAR ENDED    OF OPERATIONS) TO
                                                     DECEMBER 31,     DECEMBER 31,
                                                   --------------- ------------------
                                                         1998             1997
                                                   --------------- ------------------
From Operations:
 Net investment income ...........................  $     209,895      $  102,944
 Net realized gain (loss) on investments .........           (145)            (43)
 Net unrealized appreciation (depreciation) of
  investments ....................................             --              --
                                                    -------------      ----------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ......................        209,750         102,901
                                                    -------------      ----------
Dividend Distributions (Note 5):
 From net investment income ......................       (209,896)       (102,362)
 From capital gains ..............................             --              --
                                                    -------------      ----------
 Total Distributions .............................       (209,896)       (102,362)
                                                    -------------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Net Proceeds from sale of shares ................      5,332,372       7,907,064
 Dividend reinvestments ..........................        193,670         100,093
 Cost of shares redeemed .........................     (6,525,496)       (496,000)
                                                    -------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM CAPITAL SHARE TRANSACTIONS .................       (999,454)      7,511,157
                                                    -------------      ----------
NET INCREASE (DECREASE) IN NET ASSETS ............       (999,600)      7,511,696
NET ASSETS, BEGINNING OF YEAR/PERIOD .............      7,511,696              --
                                                    -------------      ----------
NET ASSETS, END OF YEAR/PERIOD ...................  $   6,512,096      $7,511,696
                                                    =============      ==========
COMPONENTS OF NET ASSETS:
 Paid-in capital .................................  $   6,511,703      $7,511,157
 Accumulated undistributed net investment
  income (loss) ..................................            581             582
 Accumulated undistributed net realized gain
  (loss) on investments ..........................           (188)            (43)
 Unrealized appreciation (depreciation) of
  investments ....................................             --              --
                                                    -------------      ----------
NET ASSETS, END OF YEAR/PERIOD ...................  $   6,512,096      $7,511,696
                                                    =============      ==========


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                            ALL AMERICA FUND                          BOND FUND
                                                 -------------------------------------- --------------------------------------
                                                              YEARS ENDED                            YEARS ENDED
                                                              DECEMBER 31,                           DECEMBER 31,
                                                 -------------------------------------- --------------------------------------
                                                     1998         1997        1996(E)       1998         1997        1996(E)
                                                 ------------ ------------ ------------ ------------ ------------ ------------
NET ASSET VALUE, BEGINNING OF
 YEAR/PERIOD ...................................  $   12.65    $   10.98    $   10.00    $   10.41    $   10.13    $   10.01
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income ..........................       0.07         0.08         0.06         0.61         0.59         0.38
Net gains or losses on securities (realized
 and unrealized) ...............................       2.57         2.77         0.98         0.24         0.29         0.12
                                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL FROM INVESTMENT OPERATIONS ...............       2.64         2.85         1.04         0.85         0.88         0.50
                                                  ---------    ---------    ---------    ---------    ---------    ---------
Less dividend distributions:
From net investment income .....................    (  0.08)     (  0.08)     (  0.06)     (  0.62)     (  0.59)     (  0.38)
From capital gains .............................    (  0.13)     (  1.10)          --      (  0.23)     (  0.01)          --
                                                  ---------    ---------    ---------    ---------    ---------    ---------
TOTAL DISTRIBUTIONS ............................    (  0.21)     (  1.18)     (  0.06)     (  0.85)     (  0.60)     (  0.38)
                                                  ---------    ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF YEAR/PERIOD ............  $   15.08    $   12.65    $   10.98    $   10.41    $   10.41    $   10.13
                                                  =========    =========    =========    =========    =========    =========
Total return (%) (b) ...........................      21.0         26.0         10.4          8.3          8.9          5.0
Net assets, end of year/period
 ($ millions) ..................................      70.8         56.7         55.5         25.2         22.1         21.0
Ratio of net investment income to average
 net assets (%) ................................       0.55         0.59         0.95         5.84         5.69         5.63
Ratio of expenses to average net assets (%)            0.84         0.84         0.87         0.97         1.00         0.90
Ratio of expenses to average net assets
 after expense reimbursement (%) ...............       0.82         0.81         0.85         0.70         0.70         0.70
Portfolio turnover rate (%) (c) ................      41.25        35.96         9.33        33.32        56.18        17.85



                                                       MONEY MARKET FUND
                                                 ------------------------------
                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                 ------------------------------
                                                     1998          1997(D)
                                                 ------------ -----------------
NET ASSET VALUE, BEGINNING OF
 YEAR/PERIOD ...................................  $   10.15      $    10.00
                                                  ---------      ----------
Income from investment operations:
Net investment income ..........................       0.52            0.35
Net gains or losses on securities (realized
 and unrealized) ...............................         --              --
                                                  ---------      ----------
TOTAL FROM INVESTMENT OPERATIONS ...............       0.52            0.35
                                                  ---------      ----------
Less dividend distributions:
From net investment income .....................    (  0.44)        (  0.20)
From capital gains .............................         --              --
                                                  ---------      ----------
TOTAL DISTRIBUTIONS ............................    (  0.44)        (  0.20)
                                                  ---------      ----------
NET ASSET VALUE, END OF YEAR/PERIOD ............  $   10.23      $    10.15
                                                  =========      ==========
Total return (%) (b) ...........................       5.3             3.5
Net assets, end of year/period
 ($ millions) ..................................       6.5             7.5
Ratio of net investment income to average
 net assets (%) ................................       5.14            5.17 (a)
Ratio of expenses to average net assets (%)            3.21            2.47 (a)
Ratio of expenses to average net assets
 after expense reimbursement (%) ...............       0.40            0.40 (a)
Portfolio turnover rate (%) (c) ................     N/A           N/A

---------
(a) Annualized.

(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).

(c) Portfolio turnover rate excludes all short-term securities.

(d) Commenced operations May 1, 1997.

(e) Commenced operations May 1, 1996.


N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.


                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing three series of common stock representing shares of the All America Fund, Bond Fund, and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

     The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

     The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997.

     The following is a summary of the significant accounting policies of the Investment Company:

     SECURITY VALUATION -- INVESTMENT SECURITIES ARE VALUED AS FOLLOWS:

     Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

     Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

     Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

     SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

     The All America Fund's indexed assets portfolio, in order to remain more fully invested in the equity markets while minimizing its transaction costs, may purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

     FEDERAL INCOME TAXES -- The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.


2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

     Organizational expenses of the Investment Company were borne by its sponsor, Mutual of America Capital Management Corporation, the Investment Company's Adviser.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES -- (Continued)

     The Investment Company has entered into an Investment Advisory Agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at the annual rate of .50% of the value of the net assets for the All America Fund, .45% of the value of the net assets for the Bond Fund, and .20% of the value of the net assets for the Money Market Fund. Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the fund's assets. The Adviser (not the fund) is responsible for compensation payable under such Sub-Advisory Agreements.

     Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

     The Adviser voluntarily limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses to an annual rate of .35% of the value of the net assets of the All America Fund,
 .25% of the net assets of the Bond Fund, and .20% of the net assets of the Money Market Fund. Accrual of these other operating expenses at their respective specified annual rates is calculated as a daily charge. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

     The annual rate established for the All America Fund was reduced to .30% in early August, 1997 and was further reduced to .20% on October 1, 1997 so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's existing expense limitation agreement. In January, 1998 this charge was adjusted to .35% in recognition of the fund's actual expenses, but reduced in December, 1998 to an average annual rate of
 .11% to adjust to the fund's actual expenses through year-end.

     The Adviser's voluntary agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to an annual rate of .85% of the net assets of the All America Fund,
 .70% of the net assets of the Bond Fund, and .40% of the net assets of the Money Market Fund may be discontinued at any time.

     The Investment Company has an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the voluntary expense reimbursement of the Adviser described above.

     A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $15,470 or 27% of the fund's total commissions and represented 23% of the aggregate amount of commissionable transactions.


3. PURCHASES AND SALES

     The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the year ended December 31, 1998 was as follows:



                                                                         ALL AMERICA       BOND
                                                                             FUND          FUND
                                                                        ------------- -------------
        Cost of investment purchases ..................................  $26,147,953   $8,339,191
                                                                         ===========   ==========
        Proceeds from sales of investments ............................  $24,696,925   $  200,000
                                                                         ===========   ==========
        The cost of investment purchases and proceeds from sales of
          U.S. Government (excluding short-term) securities was as
          follows:
          Cost of investment purchases ................................  $        --   $  627,050
                                                                         ===========   ==========
          Proceeds from sales of investments ..........................  $        --   $7,323,002
                                                                         ===========   ==========

     For the Money Market Fund, the cost of short-term securities purchases was $56,298,483. Net proceeds from sales and redemptions was $57,674,403.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

3. PURCHASES AND SALES -- (Continued)

     At December 31, 1998 the net unrealized appreciation (depreciation) of investments, based on cost for Federal income tax purposes, was as follows:


                                                                 ALL AMERICA         BOND       MONEY MARKET
                                                                     FUND            FUND           FUND
                                                               --------------- --------------- -------------
Unrealized appreciation ......................................  $ 26,929,712     $ 1,124,875    $       --
Unrealized (depreciation) ....................................    (2,012,915)       (142,648)           --
                                                                ------------     -----------    ----------
Net unrealized appreciation (depreciation) ...................  $ 24,916,797     $   982,227            --
                                                                ============     ===========    ==========
Aggregate cost of investments for Federal Income tax purposes   $ 45,189,268     $23,955,305    $6,283,019
                                                                ============     ===========    ==========

4. CAPITAL SHARE ACTIVITY AND OWNERSHIP

     At December 31, 1998 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund and 15 million shares each to the Bond and Money Market funds.

     Transactions in shares during the year ending December 31, 1998 were as follows:



                                                     ALL AMERICA     BOND    MONEY MARKET
                                                         FUND        FUND        FUND
                                                    ------------- --------- -------------
Shares issued .....................................    152,245     114,465      515,796
Shares issued as reinvestment of dividends ........     67,564     183,287       18,999
Shares redeemed ...................................     (7,410)         --     (638,681)
                                                       -------     -------     --------
Net increase (decrease) ...........................    212,399     297,752     (103,886)
                                                       =======     =======     ========

     As at December 31, 1998, Mutual Of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:


  All America Fund ..........     93.2%
  Bond Fund .................     93.4%
  Money Market Fund .........     21.5%

5. DIVIDENDS

     On June 30, 1998 and September 15, 1998 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 29, 1998, and September 14, 1998. On December 31, 1998, a dividend distribution consisting of net investment income and capital gains was declared and paid to shareholders of record on December 30, 1998. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund (see Note 4 above).


                                        ALL AMERICA        BOND       MONEY MARKET
                                            FUND           FUND           FUND
                                       ------------- --------------- -------------
Distributions from:
 Net investment income ...............   $ 355,096     $ 1,398,540     $ 209,896
 Net realized capital gains ..........     608,849         535,067            --
                                         ---------     -----------     ---------
Total dividend distributions .........   $ 963,945     $ 1,933,607     $ 209,896
                                         =========     ===========     =========
Dividend amounts per share ...........   $ .208486     $   .850965     $ .444223
                                         =========     ===========     =========

6. SUBSEQUENT EVENT

     During February 1999, Mutual of America Life Insurance Company redeemed
1.1 million shares of the All America Fund realizing proceeds of approximately $16.6 million, reducing the Fund's net assets by a corresponding amount.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities of Mutual of America Institutional Funds, Inc. (a Maryland Corporation) comprising the All America, Bond and Money Market Funds as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each period in the two years then ended and the financial highlights for each period in the three years then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Bond and Money Market Funds of Mutual of America Institutional Funds, Inc. as of December 31, 1998, the results of their operations for the year then ended and the changes in their net assets for each period in the two years then ended and their financial highlights for each period in the three years then ended in conformity with generally accepted accounting principles.




/s/Authur Andersen LLP
New York, New York
February 19, 1999